                       SETTLEMENT AGREEMENT [WILSHIRE/CCL]

1. PARTIES
      The parties to this Settlement Agreement consist of the Claimants and the Released Parties as defined in Sections 1.1 and 1.2 below, and are collectively referred to as the "Settling Parties."

      1.1   CLAIMANTS

            "Claimants" include all of the following:

            1.1.1 TRUSTS AND TRUSTEES

                  The trusts identified on attached Exhibit A and the trustees thereof, acting on behalf of said trusts and for the benefit of the beneficiaries and/or participants of said trusts, said trusts having loaned and/or invested funds through Capital Consultants, Inc., or its successor Capital Consultants, LLC (collectively known as "CCL").

            1.1.2 OTHER INVESTORS

                  The persons which are not trusts and are not regulated by the Employees Retirement Income Security Act of 1974, as amended ("ERISA"), who loaned and/or invested funds through CCL and are listed on attached Exhibit B.

            1.1.3 RECEIVER

                  Thomas Lennon ("Receiver"), as the receiver of Capital Consultants, LLC, and every entity that it controls, appointed by the Honorable Garr M. King in SECURITIES AND EXCHANGE COMMISSION V. CAPITAL CONSULTANTS, LLC, ET AL., United States District Court for the District of Oregon, Case No. CV 00-1290-KI, and in CHAO V. CAPITAL CONSULTANTS, LLC, ET AL., United States District Court for the District of Oregon, Case No. CV 00-1291-KI (collectively, the "Receivership Actions"). The Receiver is also the court appointed representative of the persons listed on Exhibit C for purposes of the settlement provided for in this Settlement Agreement and, as Receiver, is the holder of all claims CCL may have had at the commencement of the Receivership or that may have accrued to CCL since that time, including any claims on behalf of the CCL 401(k) Plan. The Receiver executes this Settlement Agreement on behalf of the Receivership Estates (as defined in Section 2.3) and as the court appointed representative of all persons listed on Exhibit C.

            1.1.4 Claimants shall also include any and all predecessors, successors, assignors and assigns of each and every person in
                  Section 1.1. Claimants that are signatories to this Settlement Agreement are set forth on Exhibit E.

            1.1.5 Neither Jeffrey L. Grayson, Barclay Grayson nor Blake Grayson
                  shall be considered a Claimant under any of the provisions of this Settlement Agreement.

      1.2   RELEASED PARTIES

            Subject to the last sentence of Section 3.1, the "Released Parties" shall mean and include all of the following:

            1.2.1 Capital Wilshire Holdings, Inc. (sometimes referred to in the litigation as "Old WCC");

            1.2.2 The present and former employees, officers and directors of
                  CCL, CCI Holding Company, CWH Mergeco Corp. and CWH Mergeco Sub Corp., provided however, that neither Jeffrey L. Grayson (in any capacity) nor Barclay Grayson (in any capacity) are Released Parties. Further, neither CCL, CCI Holding Company, CWH Mergeco Corp. nor CWH Mergeco Sub Corp. (the "CCL Group"), in any capacity, are Released Parties;

            1.2.3 Andrew Wiederhorn, Tiffany Wiederhorn, Ted Wiederhorn,
                  Lawrence Mendelsohn, and Joyce Mendelsohn and their children, siblings (including half-blood siblings), parents and in-laws (collectively "Wiederhorn/Mendelsohn Families");

            1.2.4 (i) Ivy Capital Partners LP and companies or entities that some or all of the Wiederhorn/Mendelsohn Families have invested in, loaned money to, or funded, which are or were majority owned by or for the benefit of some or all of the Wiederhorn/Mendelsohn Families (companies or entities referred to in this Section 1.2.4(i) are collectively the "Wiederhorn/Mendelsohn Family Companies"); and (ii) companies or entities that some or all of the Wiederhorn/Mendelsohn Family Companies have invested in, loaned money to, or funded, which are or were majority owned by or for the benefit of some or all of the Wiederhorn/Mendelsohn Families and/or Wiederhorn/Mendelsohn Family Companies;

            1.2.5 THIS SECTION INTENTIONALLY LEFT BLANK;

            1.2.6 Wilshire Financial Services Group Inc., and the following direct and indirect subsidiaries or affiliates thereof in which Wilshire Financial Services Group Inc. owns or owned a controlling interest (collectively known as "WFSG"): Wilshire Credit Corporation, formerly known as WCC, Inc. (hereinafter referred to as "WCC," and sometimes referred to in the litigation as "New WCC"); Wilshire Funding Corporation; WMFC

                  1997-1 Inc.; WMFC 1997-2 Inc.; WMFC 1997-3 Properties Inc.; WMFC 1997-3 Development Inc.; WMFC 1997-4 Inc.; Wilshire Mortgage Acquisition Corporation; Wilshire Mortgage Funding Company IV, Inc.; WMFC, L.L.C.; Wilshire Mortgage Funding Company V, Inc.; Wilshire Mortgage Funding Company VI, Inc.; Wilshire Mortgage Funding Company VII, Inc.; GT MOHO Sales Inc.; Wilshire Ventures Corporation; Life Capital, Inc.; Wilshire FTL Inc.; Wilshire Ventures PFE Inc.; Wilshire Real Estate Investment Corporation; WREP 1998-1 Member Inc.; Wilshire Financing Company, L.L.C. (formerly Wilshire Funding Company, L.L.C.); Wilshire Management Leasing Corporation; Wilshire Acquisitions Corporation; First Bank of Beverly Hills, FSB; FBBH Investment Services Corporation; Girard Financial Corporation; George Elkins Mortgage Banking L.P.; Wilshire Realty Services Corporation; Wilshire Insurance and Risk Management Corporation; Wilshire Securities Corporation; Wilshire Servicing Corporation; Wilshire Servicing FBO SBRC Corporation; Wilshire Credit Development Inc.; Wilshire Consumer Receivables Funding Company, LLC; Wilshire Consumer Obligation Structured Trust 1995-A; Wilshire Mortgage Funding Company, LLC; Wilshire Asset-Backed Fixed Rate Trust 1995-MFI; Wilshire Asset-Backed Adjustable Rate Trust 1995-MA1; Wilshire Manufactured Housing Funding Company, LLC; Wilshire Manufactured Housing Trust 1995-A; Wilshire Mortgage Funding Company II, LLC; Wilshire Liquidating Trust 1996-1; Wilshire Mortgage Funding Company III, LLC; Wilshire Trust Deed Corporation; WCICC Inc.; WFICC Inc.; Vicksburg Properties Inc.; Wilshire Financial Services Group Europe Inc.; Wilshire Financial Services Group UK Limited; Wilshire Servicing Company UK Limited; Wilshire Funding Company UK Limited; ACFC Corporate Finance Limited; ACFC Home Loans Limited; Wilshire Funding Company UK (No. 2) Limited; P.S.P.C. No. 1 Limited; WFSG Ireland Limited; Wilshire Servicing Company Ireland Limited; Wilshire Funding Company Ireland Limited; Wilshire Acquisitions Company Ireland Limited; WFSG (Channel Islands) Limited; Wilshire Servicing Compagnie S.A.; Unifina; WFSG Mexico, S de R.L. de C.V.; WFSG Italia SRL; Fonciere Unifina E.F.; Plurigestation SA; Societe Des Immeubles Industriels Sindus; Societe Immobiliere De Paris; Chartrinvest; F.S.B.C. Investissement; SNC La Neuvillette; Fonciere ST Lazare Sarl; SCI Courcelles 178; Unifinvest I; Unifinvest II; Unifinvest III; Patricentre; Patriloire; Bapeaume Les Rouen; SCI Du 33 BD St Antoine; SNC Du 3 Avenue Du Coq; Voltaire 145 Sarl; Sindus SA; Sip Sarl; and SCI Chartiovest. The intent of this provision is to include all majority owned or controlled affiliates of the persons listed herein, and if one is inadvertently left off this list, then the Settling Parties agree to amend the list to include such person;

            1.2.7 Fog Cutter Capital Group Inc., formerly known as Wilshire Real
                  Estate Investment Trust, Inc. ("WREIT"), and the following direct and indirect subsidiaries thereof (collectively "Fog Cutter"): Wilshire Real Estate

                   Partnership, L.P; WREP 1998-1, LLC; Wilshire REIT 1998-1, Inc.; WREP Islands Limited; WREP Islands #1 Limited; and WREP Islands #2 Limited. The intent of this provision is to include all majority owned or controlled affiliates of the persons listed herein, and if one is inadvertently left off this list, then the Settling Parties agree to amend the list to include such person;

            1.2.8  Specialty Finance Investors LLC;

            1.2.9 Mark Peterman (in all capacities other than as a former partner of Stoel Rives LLP);

            1.2.10 Ken Kepp;

            1.2.11 Linda Lucas;

            1.2.12 Dean Kirkland;

            1.2.13 THIS SECTION INTENTIONALLY LEFT BLANK; and

            1.2.14 Released Parties shall also include any and all of the present and former: officers and directors, counsel (except as listed on Exhibit F), accountants (except as listed on Exhibit F), insurers, sureties (except as listed on Exhibit
                   F), employees, beneficiaries, predecessors, successors, assignors, assigns, divisions and merged or acquired companies and operations, owners, managers, members, partners, partnerships, sole proprietorships, trusts, estates, receivers (except the Receiver as defined in Section 1.1.3), conservators, guardians, spouses, children, parents and siblings, family trusts and children's trusts and their beneficiaries and trustees, and each of the respective successors, predecessors, assigns, heirs, administrators, executors, and personal representatives of the foregoing, of each and every person set forth in this Section 1.2.

            1.2.15 Except as specified in 1.2.9, all Released Parties are released in all capacities.

2.    RECITALS

      2.1   CAPITAL CONSULTANTS

            Claimants other than the Receiver (in his capacity as receiver) are or were clients of CCL, an Oregon investment advisory company. The principals of CCL were Jeffrey L. Grayson, Barclay Grayson and Blake Grayson (collectively, "Graysons").

      2.2   CCL LOANS

            CCL loaned substantial sums of money it obtained from Claimants to Capital Wilshire Holdings, Inc. (I.E., Old WCC), among others (hereinafter sometimes referred to as the "Collateralized Note Program"). Claimants have contended that damages as a result of those loans are the responsibility of the Released Parties and others, as more specifically alleged in Claimants' Actions or the Receivership Actions. The Released Parties individually and separately deny those contentions and allegations.

      2.3   RECEIVERSHIP

            On September 21, 2000, the Receiver took control of the assets of CCL and all entities under CCL's control under the terms of a court order entered in the Receivership Actions. The CCL assets under the control of the Receiver include any claims CCL, or any entities under CCL's control, may have now or may have had (including, without limitation, any claims against the Released Parties). These assets, plus any rights and powers (excluding any rights or powers related to the persons listed on Exhibit C) the Receiver may have by virtue of his status as a receiver, are referred to in this Settlement Agreement as the "Receivership Estates."

      2.4   CLAIMANTS' ACTIONS

            Numerous actions (or threatened actions) by Claimants ("Claimants' Actions") are pending against a variety of defendants, including many of the Released Parties, making claims for equitable relief and/or the recovery of losses allegedly suffered as the result of misconduct by CCL and other defendants in those actions. Claimants' Actions include:

            AFTCS-Preferred Endowment etc.,
            et al. v. Grayson                                    CV 01 1429 HA (U.S.D.C. Ore.)
            Chilia, et al. v. Stoel Rives LLP                    CV 01 1315 KI (U.S.D.C. Ore.)
            Hazzard, et al. v. Stoel Rives LLP, et al.           0108-08975 (Multnomah County)
            Laborers International, etc. et al. v.
            Stoel Rives LLP, et al.                              0108-08971 (Multnomah County)
            Sheet Metal Workers, etc. v.
            Stoel Rives LLP                                      CV 01 1314 JO (U.S.D.C. Ore.)
            Miller v. Clinton                                    CV 00 01317 HA (U.S.D.C. Ore.)
            Hazzard v. Capital Consultants                       CV 00 01338 HU (U.S.D.C. Ore.)
            Schultz v. Kirkland                                  CV 00 01377 HA (U.S.D.C. Ore.)
            Eidem v. Local 290 Plumbers, Steam fitters           CV 00 01446 HA (U.S.D.C. Ore.)
            Chilia v. Capital Consultants                        CV 00 01633 HU (U.S.D.C. Ore.)
            Chilia v. O'Melveny                                  CV 01 1370 AS (U.S.D.C. Ore)
            Carpenters Health v. Capital Consultants             CV 00 01660 AS (U.S.D.C. Ore.)
            American Funeral v. Capital Consultants              CV 01 00609 HU (U.S.D.C. Ore.)
            Lennon v. Moss Adams                                 CV 01 00449 HA (U.S.D.C. Ore.)
            Martinez v. Segal Advisors, Inc.                     CV 01 5723 (U.S.D.C. C.D. Cal)
            Sheet Metal Workers, etc. v. O'Melveny &


                                      -5-

            Myers, et al.                                        CV 01 1369 JE (U.S.D.C. Ore.)
            Hazzard, et al. v. Moss Adams, et al.                0103-03372 (Multnomah County)
            McPherson v. Eighth District                         CV 00 01445 HA (U.S.D.C. Ore.)
            Madole v. Capital Consultants                        CV 00 01660 HU (U.S.D.C. Ore.)
            Olson v. Larson                                      CV 01 00480 BR (U.S.D.C. Ore.)
            Hazzard v. Moss Adams                                CV 01 00603 AS (U.S.D.C. Ore.)
            Piet, et al v. Lontine                               CV 01 WM 0698 (U.S.D.C. Colo.)
            Madole, et al. v. Deloitte & Touche, LLP             0202-01882 (Multnomah County)


            Claimants' Actions also include the Receivership Actions, any action by 520 Yamhill LLC, and any other past, present or future action by any or all of Claimants, but only to the extent they seek recovery on the basis of the transactions, occurrences, or any series of transactions or occurrences related to any of the above listed actions, or which arise from matters raised, or which could have been raised, in any of the above listed actions.

      2.5   SPECIAL RECEIVER CLAIMS

            Special Receiver Claims are actions or claims held by the Receiver only by virtue of his status as a receiver, including but not limited to such claims or actions as preference, fraudulent conveyance, turnover, violation of stay or equitable subordination, and for which none of the Released Parties are or would be: (a) jointly or severally liable; or (b) subject to claims for indemnity, contribution, or any other claims concerning any of the Released Claims.

      2.6   DENIAL OF CLAIMS

            The Released Parties, and each of them, deny any wrongdoing or other misconduct and deny that Claimants have any right to recover any portion of their losses from the Released Parties. This Settlement Agreement and the payments made hereunder are made in compromise of disputed claims and are not admissions of any liability of any kind.

      2.7   MEDIATION

            The Released Parties and Claimants have voluntarily participated in a court-sponsored mediation process presided over by the Honorable Edward Leavy. As a result of that mediation, the Released Parties and Claimants have reached the agreement set forth in this Settlement Agreement.

3.    RELEASES AND COVENANT NOT TO SUE

      3.1   RELEASED PARTIES

            The Released Parties are as defined in Section 1.2 above. Notwithstanding anything else in this Settlement Agreement, however, the Released Parties do not include those persons expressly identified in Exhibit F.

      3.2   RELEASE AND COVENANT NOT TO SUE

            Effective at the time prescribed in Section 3.7, Claimants, and each of them, hereby release and forever discharge the Released Parties, and each of them, from any and all claims, losses, damages, attorneys' fees and costs, disgorgement of fees, fines and penalties, whether accrued or not, whether already acquired or acquired in the future, whether known or unknown, arising out of or in any way related to: (1) CCL; or (2) any matters raised, or which could have been raised, in Claimants' Actions ("Released Claims"). This release is intended to be as broad and comprehensive as possible, and is intended to include the release of claims or rights otherwise described above that are obtained by assignment or operation of law, as well as the release of unknown and unsuspected claims, including any claim of fraud or misrepresentation in the inducement of this Settlement Agreement. It also includes a release of all claims by Claimants against Released Parties for indemnity and contribution, regardless of whether those claims are asserted under other legal theories, that in any way arise out of transactions, occurrences, or any series of transactions or occurrences related to Claimants' Actions, or which arise from matters raised, or which could have been raised, in Claimants' Actions. The release further includes a release of all claims by Claimants against WFSG for any liabilities it assumed from or on behalf of Old WCC, if any. This release is not intended to include the release of any rights or duties arising out of this Settlement Agreement, including but not limited to the express Warranties and Covenants set forth herein. Claimants, and each of them, further covenant and agree not to file any claim, action or proceeding against any of the Released Parties based on the Released Claims. Nothing in this Settlement Agreement releases any person other than the Released Parties. The Settlement Amount specified in Section 4.3 of this Settlement Agreement is less than the amount of the loss allegedly suffered by Claimants.

      3.3   RELEASE OF CLAIMANTS BY THE EXHIBIT G PARTIES

            Effective at the time prescribed in Section 3.7, and except as otherwise expressly provided herein, the Released Parties that are signatories to this Settlement Agreement as set forth in Exhibit G (the "Exhibit G Parties"), and each of them, on behalf of themselves, their predecessors, successors and assigns, hereby release and forever discharge Claimants and their counsel, and each of them, from any and all claims, losses, damages, attorneys' fees and costs, disgorgement of fees, fines and penalties, whether accrued or not, whether already acquired or acquired in the future, whether known or unknown, arising out of or in any way related to CCL or Claimants' Actions. This release is intended to be as broad and comprehensive as possible, and is intended to include the release of unknown and unsuspected claims, including any claim of fraud or misrepresentation in the inducement of this Settlement Agreement. Except as otherwise provided in this Settlement Agreement, it also includes release of all claims by the Exhibit G Parties against Claimants for indemnity and contribution, regardless of whether those claims are asserted under other legal theories, that in any way arise out of transactions, occurrences, or any series of transactions or occurrences related to

            Claimants' Actions, or which arise from matters raised, or which could have been raised, in Claimants' Actions. This release is not intended to include the release of any rights or duties arising out of this Settlement Agreement, including but not limited to the express Warranties and Covenants set forth herein. The Exhibit G Parties further covenant and agree not to file any action or proceedings against Claimants or their counsel based on the matters released by the Exhibit G Parties in this Settlement Agreement. Except as otherwise provided in this Settlement Agreement, this release includes the relinquishment and abandonment by the Exhibit G Parties of any claim, lien and/or right to seek payment, to the extent that such claim, lien or payment right relates in any way to CCL, from the Receivership Estates or from any asset of any kind in the possession or control of the Receivership Estates or as to which the Receiver judicially establishes that he has a right to recover. The purpose of the preceding sentence is to cause the Exhibit G Parties to receive nothing of value for any reason from the Receivership Estates or assets in the possession of, or controlled or obtained by, the Receivership Estates relating to CCL, the Graysons or any claims based thereon for which a proof of claim has been filed with the Receiver. The foregoing release by the Exhibit G Parties does not release any Non-Settling CCL Clients (as defined in Section 9.7).

            Notwithstanding anything else in this Settlement Agreement but subject to the following paragraph, WFSG does not release any person from any agreements that arise out of, relate to or are based upon
            (1) any loan obligations or subordination agreements serviced by WFSG; (2) any loan obligations or subordination agreements owed to or owned by WFSG which came into existence on or after June 10, 1999; or (3) any loan obligations or subordination agreements currently owed to or owned by WFSG which came into existence prior to June 10, 1999, except to the extent the Receiver seeks to set aside such loan obligations or subordination agreements on the grounds of fraudulent conveyance or preference and such fraudulent conveyance or preference is judicially established, but only to the extent of the value of such loan obligation or subordination agreement owed to or owned by WFSG. In other words, in no event shall the Receiver be entitled to recover any damages, monetary or otherwise, from WFSG with respect to such fraudulent conveyance or preference claims. WFSG and Receiver hereby agree that for any dispute arising between them concerning such agreements, such dispute shall be promptly submitted for determination to the United States District Court for the District of Oregon, which hereby retains jurisdiction for this purpose.

            With respect to Wilshire Funding Corporation's lien on the property known as the Village Square Shopping Center located at 5511 Main Street, Springfield, Oregon, the Receiver and Wilshire Funding Corporation covenant that upon the closing of the sale of the property by the Receiver, the Receiver shall receive 60% and Wilshire Funding Corporation shall receive 40% (but such 40% shall not exceed the amount secured by Wilshire Funding Corporation's lien) of the proceeds of that sale, net of the Receiver's and his professionals' reasonable costs and hourly fees directly attributable to the sale and any court action necessary to obtain the property and conduct the sale. Wilshire Funding Corporation agrees to provide reasonable cooperation to the Receiver in any such sale or court action. Upon such payment, Wilshire Funding Corporation will release its lien on said property.

            Notwithstanding the foregoing release, Dean Kirkland retains his claim to his interest in the CCL 401(k) plan pursuant to a separate agreement with the Receiver.

            Blake and Erika Grayson, LLC retains certain elements of its proof of claim filed against the Receivership Estates pursuant to a separate agreement with the Receiver.

      3.4   RELEASE OF CERTAIN NON-SETTLING PARTIES

            The Exhibit G Parties, and each of them, shall enter into a release in substantially the same form as Exhibit I releasing and forever discharging any person not a party to this Settlement Agreement (individually, a "Non-Settling Party" and collectively, "Non-Settling Parties") with whom Claimants, or any of them, have entered or subsequently enter into a settlement or compromise for Claimants' claims that relate in any way to Released Parties or Released Claims, provided however, that such release by the Exhibit G Parties of any Non-Settling Party is conditioned upon a written express reciprocal release by such Non-Settling Party in favor of the Released Parties substantially in the form set forth in Exhibit I of claims arising out of or based upon any of Released Claims. As used in this Settlement Agreement, Non-Settling Parties shall include, without limitation, Non-Settling CCL Clients (as defined below).

            Notwithstanding the foregoing, the Exhibit G Parties identified in Sections 1.2.1, 1.2.3, 1.2.4, and 1.2.6 through 1.2.10 of this
            Settlement Agreement do not release, and are not obligated to release, Deloitte & Touche, LLP (or any of its present or former partners) or Arthur Andersen LLP (or any of its present or former partners) for any malpractice or other claims based on such accountants' tax advice or preparation of tax returns for any of the persons identified in Sections 1.2.1, 1.2.3, 1.2.4, or 1.2.6 through
            1.2.10 or any other claim arising out of any government investigation or proceeding (including any criminal, tax or United States Department of Labor ("DOL") proceeding). Further, neither WFSG, WCC, Fog Cutter, nor the directors and officers of WCC, WFSG, or Fog Cutter, release, nor are they obligated to release, Deloitte & Touche, LLP (or any of its partners) or Arthur Andersen LLP (or any of its partners) for any malpractice or other claims based on such accountants' professional services (which professional services are unrelated to the claims raised in Claimants' Actions), including the provision of tax advice, preparation of tax returns, provision of financial structuring services, provision of consulting services (including legal services), or auditing of the financial statements of any of the persons listed in Sections 1.2.1, 1.2.3, 1.2.4, 1.2.6 or 1.2.7, or any other claim arising out of any governmental investigation or proceeding (including any criminal, tax or DOL proceeding). Any bar order(s) obtained pursuant to any settlements with any other persons shall not bar any of the claims reserved in this paragraph against Deloitte & Touche, LLP or Arthur Andersen LLP or any of their present or former partners.

      3.5   RELEASES AMONG CERTAIN RELEASED PARTIES

            3.5.1 Releases By Exhibit G Parties of Certain Released Parties

                  (a) Effective at the time prescribed in Section 3.7, and except as otherwise expressly provided herein, Linda Lucas and Dean Kirkland, and each of them, hereby release and forever discharge each other and all other Released Parties, their predecessors, successors and assigns, counsel, and each of them, from any and all claims, losses, damages, attorneys' fees and costs, disgorgement of fees, fines and penalties, whether accrued or not, whether already acquired or acquired in the future, whether known or unknown, arising out of or in any way related to CCL or Claimants' Actions. This release is intended to be as broad and comprehensive as possible, and is intended to include the release of unknown and unsuspected claims, including any claim of fraud or misrepresentation in the inducement of this Settlement Agreement. Except as otherwise provided in this Settlement Agreement, it also includes release of all claims by Linda Lucas and Dean Kirkland, and each of them, against each other and all other Released Parties for indemnity and contribution, regardless of whether those claims are asserted under other legal theories, that in any way arise out of transactions, occurrences, or any series of transactions or occurrences related to Claimants' Actions, or which arise from matters raised, or which could have been raised, in Claimants' Actions. This release is not intended to include the release of any rights or duties arising out of this Settlement Agreement, including but not limited to the express Warranties and Covenants set forth herein. Linda Lucas and Dean Kirkland, and each of them, further covenant and agree not to file any action or proceedings against each other or any other Released Parties or their counsel, or any of them, based on the matters released by Linda Lucas and Dean Kirkland, and each of them, in this Settlement Agreement. Notwithstanding the foregoing, this release does not extend to AISLIC.

                  (b) Effective at the time prescribed in Section 3.7, and except as otherwise expressly provided herein, the Exhibit G Parties, their predecessors, successors and assigns, counsel, and each of them, except for Linda Lucas and Dean Kirkland, hereby release and forever discharge Linda Lucas and Dean Kirkland, and each of them, from any and all claims, losses, damages, attorneys' fees and costs, disgorgement of fees, fines and penalties, whether accrued or not, whether already acquired or acquired in the future, whether known or unknown, arising out of or in any way related to CCL or Claimants' Actions. This release is intended to be as broad and comprehensive as possible, and is intended to include the release of unknown and unsuspected claims, including any claim of fraud or misrepresentation in the inducement of this Settlement Agreement. Except as otherwise provided in this Settlement Agreement, it also includes release of all claims by such Exhibit G Parties, and each of them, against Linda Lucas and Dean Kirkland, and each of them, for indemnity and contribution, regardless of whether those claims are asserted under other legal theories, that in any way arise out of transactions, occurrences, or any series of transactions or occurrences related to Claimants' Actions, or which arise from matters raised, or which could have been raised, in Claimants' Actions. This release is not intended to include the release of any rights or duties arising out of this Settlement Agreement, including but not limited to the express Warranties and Covenants set forth herein. Such Exhibit G Parties, and each of them, further covenant and agree not to file any action or proceedings against Linda Lucas or Dean Kirkland or their counsel, or any of them, based on the matters released by such Exhibit G Parties in this Settlement Agreement.

            3.5.2 Releases Pertaining to Insurers of Certain Released Parties

                  The following releases become effective at the time prescribed in Section 3.7 of this Settlement Agreement:

                  (a) American International Specialty Lines Insurance Company (AISLIC) issued Investment Management Insurance Policy numbers 912-45-26, 278-38-72, 244-18-45 and 243-79-12 (collectively,
                  "the CCL Policies") to CCL. AISLIC has paid, has agreed to pay and will pay, through the date of the establishment of the Defense Fund under Section 8.4, defense costs and expenses incurred by or on behalf of Linda Lucas and Dean Kirkland, former employees of CCL, that are named as defendants in certain of the actions identified in Section 2.4 above. AISLIC has also agreed to contribute to the Payment provided for in
                  Section 4.1. In consideration of the defense costs and expenses paid by AISLIC and agreed to be paid by AISLIC and the contribution by AISLIC to the Payment under Section 4.1, Jeffrey L. Grayson , Barclay Grayson, Blake Grayson, Linda Lucas and Dean Kirkland and any other insured under the CCL policies release AISLIC from any further obligations under the CCL Policies, including without limitation, any obligation to pay defense costs and expenses and any damages, judgments or settlements that may be incurred by any insured under the CCL Policies. A portion of the AISLIC contribution to the Payment is the return of premium paid for the CCL Policies. Upon the Payment, the CCL Policies shall be deemed to be rescinded and the Receiver shall have obtained the Rescission Order as provided in Section 5.15 that the CCL Policies are rescinded; provided however, that in the event this Settlement Agreement is terminated for any of the reasons set forth under Section 15.14, the Receiver, AISLIC, Linda

                  Lucas and Dean Kirkland agree to cooperate to cause such Rescission Order to be vacated.

                  (b) AISLIC issued its Financial Institution Professional Liability Insurance Policy No. 278-78-43 ("FI Policy") to WFSG which provided, subject to its terms and conditions, certain coverage to WFSG and its directors, officers and employees. AISLIC has received notice under the FI Policy of the Claimants Actions from WFSG and from Andrew Wiederhorn, Tiffany Wiederhorn, Lawrence Mendelsohn and Joyce Mendelsohn (the "AISLIC Insured Parties"). AISLIC has denied coverage under the FI Policy for the Claimants' Actions and has not paid any of the defense costs or fees incurred by or on behalf of any of the AISLIC Insured Parties.

                  WFSG on behalf of itself and its parents, affiliates, subsidiaries , directors, officers and employees, successors and assigns, and, Andrew Wiederhorn, Tiffany Wiederhorn, Lawrence Mendelsohn and Joyce Mendelsohn, each on their own behalf, release AISLIC with respect to the FI Policy from:

                        (i) any claims seeking indemnity for costs incurred as described in the Attorneys' Fees Cap Agreement, a separate document, to defend against claims made by any of Claimants in any of the Claimants' Actions expressly listed in Section 2.4 in excess of the AIG Entities Defense Payment and the Settlement Finalization Fees, as defined and set forth in that separate document;

                        (ii) any claims seeking reimbursement of any monies paid by any of the AISLIC Insured Parties in settlement of the Claimants' Actions as currently pleaded and expressly listed in Section 2.4; and

                        (iii) any claims based upon AISLIC's handling of any claim for coverage through Effective Date for any of the claims asserted in the Claimants' Actions as currently pleaded and expressly listed in Section 2.4 including, without limitation, any claims for bad faith.

                  In consideration of such release, AISLIC agrees to release the AISLIC Insured Parties with respect to the FI Policy from:

                        (i) any claims based upon, arising out of or resulting from the payment of any monies by AISLIC to or on behalf of any of the AISLIC Insured Parties under this Settlement Agreement;

                        (ii) any claims based upon, arising out of or resulting from the payment of any monies by AISLIC to or on behalf of any of the AISLIC Insured Parties in defense of any of the Claimants' Actions as currently pleaded and expressly listed in Section 2.4, including any of the AIG Entities Defense Payment or any of the Settlement Finalization Fees; and

                        (iii) any claims arising out of the tender of any of the Claimants' Actions as currently pleaded and expressly listed in Section 2.4 by any of the AISLIC Insured Parties under the FI Policy, including any duty to cooperate.

                  AISLIC and the AISLIC Insured Parties agree to a mutual reservation of rights by AISLIC and the AISLIC Insured Parties with respect to the amount or applicability of coverage that may apply with respect to matters not otherwise released herein. Nothing herein is intended to modify the terms and conditions of the FI Policy.

                  (c) National Union Fire Insurance Company of Pittsburgh Pa. ("NUFIC") issued its Directors, Officers and Corporate Liability Policy, number 484-54-82, (" NUFIC WFSG D&O Policy") including a $10 million primary limit of liability ("NUFIC WFSG Primary D&O Coverage") and, pursuant to endorsement 18, a second excess $10 million limit of liability excess of the underlying $20 million limit of liability (NUFIC WFSG Second Excess D&O Coverage) which provided, pursuant to its terms and conditions, certain coverage to WFSG and its directors and officers. NUFIC received notice of the Claimants' Actions from WFSG and from Andrew Wiederhorn, Tiffany Wiederhorn, Lawrence Mendelsohn, Joyce Mendelsohn, Mark Peterman and Ken Kepp. NUFIC has paid certain of the defense expenses incurred in connection with the Claimants' Actions and has agreed to contribute to the Payment provided for in Section 4.1. WFSG, Andrew Wiederman, Tiffany Wiederhorn, Lawrence Mendelsohn, Joyce Mendelsohn, Mark Peterman and Ken Kepp agree and acknowledge that NUFIC's contribution to the Payment provided for in Section 4.1 will result in an exhaustion of the $10 million limit of liability of the NUFIC WFSG Primary Coverage.

                  In consideration of the defense costs paid by NUFIC and the contribution by NUFIC to the Payment under 4.1 and in acknowledgement of the exhaustion of the limit of liability of the NUFIC WFSG Primary Coverage, WFSG on its own behalf and on behalf of its parents, subsidiaries, affiliates, directors, officers and employees, successors and assigns, and Andrew Wiederhorn, Tiffany Wiederhorn, Lawrence Mendelsohn, Joyce Mendelsohn, Mark Peterman and Ken Kepp (the "NUFIC Insured Parties") each on their own behalf agree:

                        (i) except for the AIG Entities Defense Payment and the Settlement Finalization Fees as described in the Attorneys' Fees Cap Agreement, a separate document, to release NUFIC from any further obligation under the NUFIC WFSG Primary Coverage, including without limitation, any obligation to pay defense costs, expenses and any damages, judgments or settlements that may be incurred by any insured under the NUFIC WFSG Primary Coverage; and

                        (ii) to release NUFIC with respect to the NUFIC WFSG Second Excess D&O Coverage from:

                              (1) any claims seeking reimbursement of any monies paid by any of the NUFIC Insured Parties as described in the Attorneys' Fees Cap Agreement, a separate document, in defense or settlement of the Claimants' Actions as currently pleaded and expressly listed in Section 2.4; and

                              (2) any claims based upon NUFIC's handling of any claim for coverage through Effective Date for any of the claims asserted in the Claimants' Actions as currently pleaded and expressly listed in
                              Section 2.4 including, without limitation, any claims for bad faith.

                  In consideration of such release, NUFIC agrees to release the NUFIC Insured Parties with respect to the NUFIC WFSG D&O Policy from:

                        (i) any claims based upon, arising out of or resulting from the payment of any monies by NUFIC or on behalf of any of the NUFIC Insured Parties under this Settlement Agreement;

                        (ii) any claims based upon, arising out of or resulting from the payment of any monies by NUFIC to or on behalf of any of the NUFIC Insured Parties in defense of any of the Claimants' Actions as currently pleaded and expressly listed in Section 2.4, including any of the AIG Entities Defense Payment or any of the Settlement Finalization Fees; and

                        (iii) any claims arising out of the tender of any of the Claimants' Actions as currently pleaded and expressly listed in Section 2.4 by any of the NUFIC Insured Parties under any of the NUFIC WFSG D&O Policy, including any duty to cooperate.

                  NUFIC and the NUFIC Insured Parties agree to a mutual reservation of rights by NUFIC and the NUFIC Insured Parties with respect to the amount or applicability of coverage that may apply with respect to matters not otherwise released herein. Nothing herein is intended to modify the terms and conditions of any of the NUFIC WFSG D&O Policy.

                  (d) Lexington Insurance Company ("Lexington") issued its Directors and Officers and Company Reimbursement Policy number 878-3122 (the "Lexington Policy") to WCC which provided, subject to its terms and conditions, certain coverage to WCC's directors and officers. Lexington has received notice under the Lexington Policy of the Claimants' Actions from WCC, WFSG, Andrew Wiederhorn, Tiffany Wiederhorn, Lawrence Mendelsohn, Joyce Mendelsohn, Mark Peterman and Ken Kepp (the "Lexington Insured Parties"). Notwithstanding its denial of coverage, and as an accommodation to its insureds under the Lexington Policy, Lexington has agreed to contribute to the Payment provided for in Section 4.1. In consideration of the contribution by Lexington to the Payment under Section 4.1, Andrew Wiederhorn, Tiffany Wiederhorn, Lawrence Mendelsohn, Joyce Mendelsohn, Mark Peterman and Ken Kepp, each on their own behalf, release Lexington with respect to the Lexington Policy from:

                        (i) any claims seeking indemnity for costs incurred to date to defend against claims made by any of Claimants in any of the Claimants' Actions as expressly listed in
                        Section 2.4;

                        (ii) any claims seeking reimbursement of any monies paid by any of the Lexington Insured Parties in settlement of the Claimants' Actions as expressly listed in Section 2.4; and

                        (iii) any claims based upon Lexington's handling of any claim for coverage through Effective Date for any of the claims asserted in the Claimants' Actions as expressly listed in Section 2.4 including, without limitation, any claims for bad faith.

                  In consideration of such release, Lexington agrees to release the Lexington Insured Parties with respect to the Lexington Policy from:

                        (i) any claims based upon, arising out of or resulting from the payment of any monies by Lexington to or on behalf of any of the Lexington Insured Parties under this Settlement Agreement;

                        (ii) any claims based upon, arising out of or resulting from the payment of any monies by Lexington to date to or on behalf of any of the Lexington Insured Parties in defense of any of the Claimants' Actions as expressly listed in Section 2.4; and

                        (iii) any claims arising out of the tender of any of the Claimants' Actions as expressly listed in Section 2.4 by any of the Lexington Insured Parties under the Lexington Policy, including any duty to cooperate.

                  Lexington and the Lexington Insured Parties agree to a mutual reservation of rights by Lexington and the Lexington Insured Parties with respect to the amount or applicability of coverage that may apply with respect to matters not otherwise released herein. Nothing herein is intended to modify the terms and conditions of the Lexington Policy.

                  (e) Lexington issued its Financial Institution Bond number 889-0221 (the "Lexington Bond") to WFSG, the director or trustee of the Employee Benefit Plan or Pension Benefit Plan (Rider #11), WCC, Girard Savings Bank, FSB, First Bank of Beverly Hills, FSB (Rider # 13A) and the entities listed in Endorsement #16, which provided, subject to its terms and conditions, certain coverage to the aforementioned. Lexington has received notice under the Lexington Bond of certain of the Claimants' Actions from WFSG, Andrew Wiederhorn and Lawrence Mendelsohn. Coverage has been denied under the Lexington Bond. WFSG, on its behalf and on behalf of all insureds under the Bond (the "Lexington Bonded Parties"), release Lexington with respect to the Lexington Bond from:

                        (i) any claims seeking indemnity for costs incurred to date to defend against claims made by any of Claimants in any of the Claimants' Actions as expressly listed in
                        Section 2.4;

                        (ii) any claims seeking reimbursement of any monies paid by any of the Lexington Bonded Parties in settlement of the Claimants' Actions as expressly listed in Section 2.4; and

                        (iii) any claims based upon Lexington's handling of any claim for coverage through Effective Date for any of the claims asserted in the Claimants' Actions as expressly listed in Section 2.4 including, without limitation, any claims for bad faith.

                  In consideration of such release, Lexington agrees to release the Lexington Bonded Parties with respect to the Lexington Bond from:

                        (i) any claims based upon, arising out of or resulting from the payment of any monies by Lexington to or on behalf of any of the Lexington Bonded Parties under this Settlement Agreement;

                        (ii) any claims based upon, arising out of or resulting from the payment of any monies by Lexington to date to or on behalf of any of the Lexington Bonded Parties in defense of any of the Claimants' Actions as expressly listed in Section 2.4; and

                        (iii) any claims arising out of the tender of any of the Claimants' Actions as expressly listed in Section 2.4 by any of the Lexington Bonded Parties under the Lexington Bond, including any duty to cooperate.

                  Lexington and the Lexington Bonded Parties agree to a mutual reservation of rights by Lexington and the Lexington Bonded Parties with respect to the amount or applicability of coverage that may apply with respect to matters not otherwise released herein. Nothing herein is intended to modify the terms and conditions of the Lexington Bond.

      3.6   RELEASE OF UNKNOWN CLAIMS

            Claimants and the Exhibit G Parties intend and agree that the foregoing releases shall be effective as a bar to any and all currently unsuspected, unknown or partially known claims within the scope of their express terms and provisions. Accordingly, the Settling Parties hereby expressly waive any and all rights and benefits conferred upon them by the provisions of Section 1542 of the California Civil Code and all similar provisions of the laws of any other State, Territory or other jurisdiction. Section 1542 reads in pertinent part:

                  "A general release does not extend to claims that the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

            Claimants and the Exhibit G Parties hereby acknowledge that the foregoing waiver of the provisions of Section 1542 of the California Civil Code and all similar provisions of the laws of any other State, Territory or other jurisdiction was separately bargained for and that they would not enter into this agreement unless it included a broad release of all unknown claims, including specifically any claim of fraud or misrepresentation in the inducement of this agreement. Claimants and the Exhibit G Parties expressly agree that all release provisions in this Settlement Agreement shall be given full force and effect in accordance with each and all of their express terms and provisions, including those terms and provisions relating to unknown, unsuspected or future claims, demands and causes of action. Claimants and the Exhibit G Parties each assume for themselves the risk of the subsequent discovery or understanding of any matter, fact or law, that if now known or understood, would in any respect have affected his, her or its entering into this Settlement Agreement.

      3.7   IMPLEMENTATION OF RELEASES

            Notwithstanding Section 15.18, the releases and other provisions set forth in Sections 3.2, 3.3, 3.4, 3.5 and 3.6 shall become effective upon the Stock Payment (as defined below in Section 4.3). Notwithstanding this provision, the dismissals of the Claimants' Actions against Released Parties shall occur as set forth in Section
            7.5. If this Settlement Agreement is terminated pursuant to Section 4.1, the releases and other provisions set forth in Sections 3.2, 3.3, 3.4, 3.5 and 3.6 shall be void AB INITIO and of no force and effect.

4.    PAYMENTS

      4.1   PAYMENT AND DISBURSEMENT

            Within 14 days of the latest of: (a) entry of the final, non-appealable order approving the Purchase Agreement referenced in
            Section 5.1 (unless such order adopts and applies the provisions of 11 U.S.C. Section 363(m) to Wilshire Financial

            Services Group Inc. as a good faith purchaser, in which case the event called for by this clause (a) shall be deemed to have occurred upon entry of such order by the United States District Court for the District of Oregon approving and authorizing the Receiver to enter into the Purchase Agreement); (b) entry of the Claims Bar Order and Injunction referenced in Section 5.2.1; (c) the filing of certain dismissals to the extent required by Section 5.8; (d) the entry of the Receiver authorization orders referenced in Section 5.9; and
            (e) the entry of the Rescission Order referenced in Section 5.15, but in any case not sooner than 30 days after notice of the Claims Bar Hearing is given to the Released Parties, the Released Parties will deposit in a separate interest-bearing trust account, with a mutually agreed bank or trust company, pending satisfaction or waiver of all of the conditions stated in Article 5, INFRA, the sum of $29,500,000 (the "Payment"). The terms of said deposit shall be governed by a trust agreement substantially in the form of the Trust Agreement attached hereto as Exhibit J. If the Settling Parties are unable to agree as to who should act as trustee under the Trust Agreement, they shall submit the question to the United States District Court for the District of Oregon to select and appoint as trustee a financial institution that is willing to serve as trustee and meets the qualifications for trustee set forth in the Trust Agreement.

            Disbursement of the Payment, plus any accrued interest from the trust account, to the Receiver, on behalf of Claimants, is subject to satisfaction or waiver of the conditions set forth in Article 5, and shall hereafter be referred to as the "Disbursement." The persons listed on Exhibit P ("Claimants' Representatives") shall notify the persons listed in Exhibit K in writing when they believe each and every condition in Article 5 has been satisfied or waived such that the Receiver, on behalf of Claimants, is entitled to receive the Disbursement. The Released Parties listed in Exhibit K-1 shall have 14 days from receipt of said notification either to agree to the Disbursement to the Receiver, on behalf of Claimants, or to disagree in writing that all such conditions have been satisfied or waived. In the event that Claimants and the Released Parties listed in Exhibit K-1 agree that all such conditions have been satisfied or waived, the Disbursement shall be made to the Receiver. In the event that Claimants and the Released Parties listed in Exhibit K-1 disagree as to whether each and every condition has been satisfied or waived, they shall promptly confer in good faith and, if unable to resolve their differences, shall promptly present their disputes for determination to the United States District Court for the District of Oregon, which shall retain exclusive jurisdiction for this purpose. No portion of the Payment shall be disbursed in the event of such a dispute pending the Court's ruling, but the Settling Parties agree that the Court's ruling shall be deemed final and binding, and hereby waive any right to appeal from that ruling so long as all other conditions have been satisfied or waived. The Disbursement shall then be made pursuant to the Court's order.

            In addition, to expedite the ultimate determination of whether every condition in Article 5 has been satisfied, Claimants'
            Representatives may notify the persons listed in Exhibit K in writing, at any time after the Effective Date, that they believe all of the conditions contained in a particular section or subsection of

            Article 5 (e.g., 5.2.1) have been satisfied or waived. The Released Parties listed in Exhibit K-1 shall then have 30 days from receipt of said notice to object in writing if they do not believe that all such conditions have been satisfied or waived. Any such objection shall include a brief statement of the reasons therefor. If the Released Parties listed in Exhibit K-1 fail to so object, the conditions contained in the particular section or subsection referenced in the notice given by Claimants' Representatives shall thereafter be deemed satisfied or waived. In the event the Released Parties listed in Exhibit K-1 object as to whether any or all of the conditions to Disbursement are satisfied or waived, then Claimants and the Released Parties listed in Exhibit K-1 shall promptly confer in good faith and, if unable to resolve their differences, they shall, at the time when Claimants contend that all such conditions have been satisfied or waived, resolve such dispute before the United States District Court for the District of Oregon as set forth in the previous paragraph.

            If, for any reason, any of the conditions stated in Article 5 has not been satisfied or waived within four years of the Effective Date, only the Released Parties listed in Exhibit K-1 may, at their option, to be exercised promptly and in writing, choose to terminate this Settlement Agreement, in which case all sums deposited pursuant to this Settlement Agreement with said bank or trust company, including any interest accrued thereon, shall be returned to the persons who deposited them, and this Settlement Agreement shall be terminated and rendered void except for the Stock Purchase set forth in Section 4.3 and any provisions of the Settlement Agreement necessary for the performance or enforcement of Section 4.3 (to the extent the conditions expressly set forth in Section 4.3 have been satisfied).

            In the event any of the Released Parties fails to pay all or part of its share of the Payment, the Released Parties shall notify Claimants within 10 business days of the identity of such non-paying Released Party(ies) and the amount of the Payment that was not made by such Released Party(ies). Except if such amount owing is paid before such election, Claimants shall then have twenty business days to elect, by written notice to the Released Parties pursuant Section
            15.14 of this Settlement Agreement, to either (1) pursue an action to enforce the Payment obligation under this Settlement Agreement solely against such non-paying Released Party(ies) or (2) declare this Settlement Agreement null and void if the amount is not otherwise paid within the twenty business day period or within five business days after the notice is transmitted, whichever is later. In the event Claimants' Representatives fail to make such election by written notice then Claimants will be deemed to have declared this Settlement Agreement null and void under this section. Further, if such written notice is not received by Released Parties within twenty-five business days, this Settlement Agreement shall be deemed terminated. In no event shall any Released Party be responsible for any other Released Party's allocated share of the Payment.

      4.2   ALLOCATION AND SOURCE OF SETTLEMENT PAYMENTS

            The Released Parties are not required to disclose the allocation or breakdown of the source of the settlement funds hereunder. Andrew Wiederhorn, Lawrence Mendelsohn, WFSG and Fog Cutter each represent for themselves that they are contributing to the payments hereunder.

      4.3   CLASS B STOCK

            The Receiver currently controls 1,000 shares of non-voting stock of a subsidiary of WFSG, now known as Wilshire Credit Corporation, and a related liquidation bond issued by WFSG (collectively, the "Class B Stock"). As part of the consideration for this Settlement Agreement, immediately after satisfaction of the conditions set forth in Sections 5.1, 5.2 and 5.9 of this Settlement Agreement and
            (1) the Payment has been made pursuant to Section 4.1 or (2) the Payment has been partially made and Claimants have elected to or been deemed to have elected to waive their right to declare the Settlement Agreement null and void under Section 4.1, the Receiver, CWH and WFSG shall enter into a purchase agreement (the "Purchase Agreement") substantially in the form attached hereto as Exhibit L, pursuant to which Receiver and CWH shall cause the sale, transfer and conveyance of all right, title, and interest in the Class B Stock to WFSG, for a purchase price to be paid or caused to be paid by WFSG of $10,500,000.00 (the "Stock Payment"), upon the terms set forth in the Purchase Agreement (the "Stock Purchase"). If, however, as a result of the hearing seeking the approval of the Purchase Agreement by the United States District Court for the District of Oregon the Stock Payment is increased or decreased, the Payment set forth in Section 4.1 shall be reduced or increased, as the case may be, by the amount of such increase or decrease to the Stock Payment. If the amount of the Stock Payment is so increased or decreased, the form of the Purchase Agreement shall be revised to reflect such increase or decrease.

            WFSG shall pay the Stock Payment or cause the Stock Payment to be paid to the Receiver in accordance with the Purchase Agreement. Except for Sections 5.1, 5.2 and 5.9 below, no other provision set forth under Article 5 of this Settlement Agreement shall be a condition precedent to the performance of this Section 4.3, the completion of the acquisition of the Class B Stock or the Stock Payment. Accordingly, irrespective of whether the Claims Bar Order and Injunction entered pursuant to Section 5.2 fails to become final and non-appealable, or an election is made to declare the Settlement Agreement null and void pursuant to Sections 4.1 or 5.2, the Purchase Agreement will remain valid and enforceable and WFSG's ownership of the Class B Stock purchased thereunder shall remain unaffected. The sum of the Payment and the Stock Payment is hereinafter referred to as the "Settlement Amount."

            Each Claimant agrees that, upon payment of the Stock Payment pursuant to the Purchase Agreement and without the need for any further action on the part of such Claimant or WFSG, any right or claim to or against, or other interest in, the

            Class B Stock that it currently may have or hold shall be conveyed to WFSG, and thereafter WFSG shall own the Class B Stock free and clear of any such right, claim or other interest.

5.    CONDITIONS PRECEDENT

      The Disbursement shall not be made to the Receiver, on behalf of Claimants, until each and every one of the following conditions has been satisfied or waived by the appropriate parties, which in the case of the Released Parties are those Released Parties listed in Exhibit K-1. Further, the Stock Payment referenced in Section 4.3 shall not be made until satisfaction or waiver of the conditions set forth in Sections 5.1,
      5.2 and 5.9 below.

      5.1   COURT APPROVAL OF THE PURCHASE AGREEMENT

            Issuance of an order by the United States District Court for the District of Oregon approving and authorizing Receiver to enter into the Purchase Agreement. If any appeal(s) are taken from the order approving the Purchase Agreement, the approval of the court having jurisdiction over the final disposition of such appeal(s) shall be a condition precedent to the Payment and the Stock Purchase, provided, however, that if the order approving and authorizing the Receiver to enter into the Purchase Agreement adopts and applies the provisions of 11 U.S.C. Section 363(m) to Wilshire Financial Services Group Inc. as a good faith purchaser, final disposition of such appeal shall not be a condition precedent to the Payment or the Stock Purchase.

      5.2   NOTICE AND COURT APPROVAL

            5.2.1 Issuance of a Claims Bar Order and Injunction (the "Bar
                  Order") in each of the Claimant's Actions pending before the United States District Court for the District of Oregon, which Bar Order shall meet all of the requirements of Section 5.2 of this Settlement Agreement. Claimants will file a motion for said Bar Order. Claimants agree to give notice (the "Notice") of the motion for the Bar Order to: (1) any person which has submitted a claim against CCL in the Receivership Actions, including, without limitation, those persons listed in Exhibit A and Exhibit B; (2) all persons identified as Non-Settling CCL Clients in Exhibit M; (3) all of the parties in any and all of Claimants' Actions; (4) the persons listed on Exhibit C; (5) all of Claimants' insurers; (6) any person whom Claimants believe may have subrogation rights; (7) any person against whom the Claimants have asserted or threatened the possible assertion of a claim based upon any of the events or transactions giving rise to any of the Claimants' Actions, including without limitation, those persons listed on Exhibit F; (8) the participants in the ERISA-governed trust fund plans identified on Exhibit A and as many of the beneficiaries of the Non-ERISA trusts on Exhibit A as can reasonably be identified by Claimants; and (9) to the extent not included in any previous category, every person who was a client of CCL as of September 21, 2000, as well as (10) giving the Notice by publication in THE OREGONIAN, THE WALL STREET JOURNAL, and in every publication of periodic circulation issued by any Claimant. Prior to issuance of the Notice, Claimants shall obtain an order from the United States District Court for the District of Oregon finding that the Notice fairly and adequately: (a) describes the terms and effect of this Settlement Agreement; (b) gives adequate notice of the time and place of the hearing of the motion for the Bar Order and of the terms and effect of the Bar Order; (c) describes how the recipients of the Notice may object to entry of the Bar Order; and (d) finds that Claimants' proposed manner of communicating the Notice to the persons listed in this Section 5.2.1 as recipients of the Notice is the best notice practicable under the circumstances. Claimants and the Released Parties will jointly support the motion for the Bar Order and will not do anything inconsistent with obtaining it and will reasonably cooperate with one another in obtaining the Bar Order, except that such reasonable cooperation shall not extend to the Released Parties' providing to Claimants financial or other confidential information of any of the Released Parties. In addition, Claimants agree not to offer into evidence or assert, in seeking entry, enforcement, or defense of the Bar Order, the financial or other confidential information of the Released Parties and will cooperate with the Released Parties to oppose the effort of any person who seeks to obtain or introduce into evidence such financial or confidential information. The persons listed on Exhibit K-1 shall have the right to approve the language of the motion for entry of the Bar Order and the supporting materials, the proposed Bar Order, and of the Notice, prior to filing.

            5.2.2 The Bar Order shall approve this Settlement Agreement as fair to (1) the Claimants, (2) the participants in the ERISA-governed trust fund plans identified on Exhibit A or Exhibit C, (3) the Non-Settling Parties that are defendants in any of Claimants' Actions, and (4) any potential additional defendant(s) in said actions. The Bar Order must also bar all claims against the Released Parties for indemnity, contribution, or any other claims concerning any of the Released Claims and shall enjoin anyone receiving notice of the Bar Order at any time (said persons referred to hereinafter as the "Barred Persons") from bringing or pursuing such claims in any forum. The Bar Order shall provide that, because the Barred Persons are precluded from asserting claims against the Released Parties for indemnity, contribution, or other claims concerning any of the Released Claims, the Barred Persons shall receive a credit, against any judgment entered against them in any of Claimants' Actions, equal to that share of the Claimants' alleged losses attributable, based upon relative degree of fault or responsibility, to the Released Parties (such method of calculating the credit being referenced hereinafter as "Proportionality"). The Bar Order shall not prohibit Claimants from (a) seeking to recover from the Barred Persons that share of liability attributable, based upon relative degree of fault or responsibility, to all Barred Persons who, at the time of trial, have not settled with Claimants, and (b) seeking, in any settlement with Jeffrey L. Grayson or Barclay Grayson, a Bar Order giving the Barred Persons a credit equal to the amount of said settlements as opposed to a credit based on Proportionality. The Bar Order shall also permanently enjoin Claimants, and each of them, from bringing any action in any forum that does not conform to the covenants of this Settlement Agreement. Specifically, Claimants shall be enjoined from bringing any action in which they make claims that are inconsistent with the provisions of Section 8.1 of this Settlement Agreement. The Bar Order shall not bar or enjoin any claims that WFSG, WCC, Andrew Wiederhorn, Lawrence Mendelsohn, Fog Cutter or any of their insurers may have against each other. The Bar Order shall provide that the United States District Court for the District of Oregon shall retain exclusive jurisdiction to resolve any disputes that may arise as to the validity, enforceability, performance, interpretation, administration or enforcement of the Notice, the Bar Order, or this Settlement Agreement.

            5.2.3 Upon entry of the Bar Order, Claimants will provide, in the same manner used to issue the Notice, and to the same persons and entities who were recipients of the Notice, a copy of the Bar Order and an accompanying letter explaining how to obtain or access associated documents.

            5.2.4 If the Bar Order entered by the United States District Court for the District of Oregon is not in substantial conformity with the proposed Bar Order submitted to the Court by the Settling Parties, then either Claimants or the Released Parties listed in Exhibit K-1 may, within thirty (30) days of the entry of the Bar Order, at their option, declare this Settlement Agreement null and void. If the Bar Order is not entered by the United States District Court for the District of Oregon on or before August 1, 2002, then the Released Parties listed in Exhibit K-1 may, at their option, declare this Settlement Agreement null and void by providing written notice to the Claimants' Representatives.

      5.3   FINALITY OF ORDER

            The Bar Order shall have become final. The Bar Order shall not be considered final until any appeal period has lapsed without the filing of a notice of appeal, or, if a notice of appeal is filed, upon the final disposition of any challenge to the Bar Order, including the exhaustion of proceedings in any remand and/or subsequent appeal on remand.

      5.4   THIS SECTION INTENTIONALLY LEFT BLANK.

      5.5   CLASS ACTION RELEASES

            Claimants shall obtain assurances from the classes in the class actions listed on the attached Exhibit N that such classes are in privity with Claimants and shall not re-litigate any claims on behalf of themselves or their respective plans, trusts or investment vehicles against any of Released Parties for any claims arising out of any matter asserted or which could have been asserted in Claimants' Actions. Claimants acknowledge that notices in the form of Exhibit N-1 have been given to the classes, and the form of the order approving the settlement of such class actions shall include language substantially in the form of Exhibit N-2.

      5.6   APPROVAL BY TRUSTS

            This Settlement Agreement shall have been approved by the trusts whose trustees are Claimants, according to the governing procedures applicable to each such trust, or, in the case of the persons listed in Exhibit C, approved by the Receiver as their court appointed representative pursuant to the Order Authorizing The Receiver's Participation In Mediation Of Related Litigation dated January 24, 2001.

      5.7   ESTABLISHMENT OF DEFENSE FUND

            Claimants shall have made appropriate provision for the establishment of a defense fund that conforms to the requirements of
            Section 8.4 below.

      5.8   DISMISSAL OF ACTIONS NOT PENDING IN THE DISTRICT OF OREGON

            Prior to seeking Court approval as described in Section 5.2 above, Claimants shall, to the extent that federal subject matter jurisdiction, including diversity jurisdiction, and the applicable statute of limitations or an applicable tolling agreement permit, dismiss any of Claimants' Actions pending against the Released Parties, or any of them, in any court other than the United States District Court for the District of Oregon and refile said actions in the United States District Court for the District of Oregon.

      5.9   RECEIVER AUTHORIZATION ORDER

            The Receiver has obtained a court order authorizing him to enter into and sign this Settlement Agreement on behalf of the persons listed on Exhibit C (i.e., Order Authorizing The Receiver's Participation In Mediation Of Related Litigation dated January 24,
            2001), and that order or a successor order granting equivalent authority shall remain in effect. Further, the Receiver shall have obtained an order by the United States District Court for the District of Oregon authorizing him to enter into and sign this Settlement Agreement and the Purchase Agreement on behalf of the Receivership Estates.

      5.10  SETTLEMENT OF CERTAIN PENDING CLAIMS

            Claimants shall have caused to be filed a dismissal with prejudice, or obtained a release or the Bar Order in favor of the Released Parties of the claims by Daniel D. Dyer, Oxbow Capital Partners, LLC and Sterling Capital, LLC. Also, Jeffrey L. Grayson shall have executed and delivered to the Released Parties a release of the Released Parties substantially in the form set forth above in
            Section 3.2.

      5.11  DELIVERY OF OPINION OF CLAIMANTS' COUNSEL

            Counsel for each of Claimants, other than the individual Claimants, the Receiver in his capacity as the court appointed representative of all persons listed on Exhibit C and the Receiver on behalf of the Receivership Estates, shall have delivered to the persons listed in Exhibit K an opinion in a form reasonably satisfactory to the persons listed in Exhibit K, that:

            1. The Claimant trust plans, funds or other persons entering into this Settlement Agreement have taken all actions and/or given all notice required by their governing rules and the law to consider whether entering into this Settlement Agreement is reasonable and prudent for said Claimant and to authorize, approve and agree to be bound by the terms set forth in this Settlement Agreement.

            2. The persons signing this Settlement Agreement have been duly authorized by the Claimant they represent to bind such Claimant to the terms of this Settlement Agreement.

            3. Under the terms of any trust or agreement, governing document, contract, or plan to which the Claimant is party or by which it is bound or governed, no persons other than those signing this Settlement Agreement for any Claimant plan, fund, trust or other entity must sign this Settlement Agreement in order to make it effective and binding upon said Claimant, and the participants of said Claimant if it is an ERISA-governed trust, or the beneficiaries of said Claimant if it is a non-ERISA-governed trust.

            4. Each Claimant's execution, delivery and performance of this Settlement Agreement does not contravene or violate the terms of any trust or other agreement, contract or plan to which the Claimant is a party or by which it is bound or governed.

      5.12  SETTLEMENT WITH OTHER PARTIES

            To the extent Claimants shall have entered into settlement agreements with any other party to any of Claimants' Actions relating to the claims asserted therein (as of the date that the other conditions set forth in this Article 5 are satisfied or waived), or with any other person relating to claims related directly or indirectly to those asserted in Claimants' Actions, but excluding settlements of Special Receiver Claims, the terms of those settlements shall include releases of the Released Parties as described in Section 7.1 below.

      5.13  APPROVAL OF NON-SETTLING CCL CLIENTS' LIST

            The Released Parties listed in Exhibit K-1 shall have received the list of Non-Settling CCL Clients identified in Exhibit M and shall not have elected to decline to proceed with this settlement in accordance with Section 9.7.

      5.14  PAYMENT TO AMERICAN FUNERAL PLAINTIFFS

            The Claimants designated on Exhibits A and B as "American Funeral Plaintiffs" shall have received payment for the assignment of their claims to the other Claimants (other than the Receiver) pursuant to an agreement dated March 1, 2002. This condition is to be satisfied on or before August 14, 2002, unless the American Funeral Plaintiffs agree to extend that deadline.

      5.15  RESCISSION OF THE CCL POLICIES

            The order by the United States District Court for the District of Oregon rescinding all of the CCL Policies identified in Exhibit D (the "Rescission Order") shall have become final, as "final" is used in Section 5.3 with respect to the Bar Order. The motion requesting such Rescission Order shall be filed by the Receiver concurrently with the motion requesting the Bar Order, but on separate motions. The Rescission Order shall provide that the aforementioned rescission is effective upon the Payment, but in any case such order must be entered prior to the Payment.

      5.16  MOTION RE: EXHIBIT C PARTIES

            Receiver and Claimants' Representatives shall have obtained an order from the United States District Court for the District of Oregon after the Effective Date that any persons listed on Exhibit C who assert or have asserted claims against any Non-Settling Parties that arise from matters raised or which could be raised in Claimants' Actions must either: (1) join existing actions by Claimants against such Non-Settling Parties and be bound by the terms of this Settlement Agreement, including Section 7.3.1, or (2) pursue separate actions but nevertheless be deemed to be bound to the terms of this Settlement Agreement, including Section 7.3.1, pursuant to such court order.

6.    INTEGRATION

      Other than documents expressly referred to herein or in the Purchase Agreement, this is a fully integrated agreement. All terms of the settlement between the Claimants on the one hand, and the Released Parties on the other hand, to this Settlement Agreement are contained herein. This Settlement Agreement replaces, eliminates, and supersedes all previous and contemporaneous oral and written discussions, statements, and agreements. There are no separate oral, written, or collateral agreements between Claimants and Released Parties, and this Settlement Agreement may only be amended pursuant to Section 15.10. The terms of this Settlement Agreement are contractual, not mere recitals.

7.    COVENANTS REGARDING OTHER SETTLEMENTS AND JUDGMENTS

      7.1   RELEASES OF RELEASED PARTIES

            Settlements obtained by any Claimant with any person other than a regulatory agency (or restitution agreements, to the extent Claimants are able to influence their terms), of claims relating in any way to the allegations made in any of Claimants' Actions shall include a release by such settling parties in favor of the Released Parties of all claims that arise out of or in any way relate to (1) CCL; or (2) matters raised or which could have been raised, in Claimants' Actions, including claims for indemnity, contribution and any other claims concerning any of the Released Claims, substantially in the form set forth in Exhibit I. Any such settlement obtained by Claimants or bar order relating thereto shall not impose any additional obligations upon any of Released Parties beyond those set forth in this Settlement Agreement or impair any rights of any of Released Parties under this Settlement Agreement, including without limitation, the non-released claims identified in Section 3.4. Upon request, Claimants shall furnish the persons listed in Exhibit K a copy of any such settlement agreement concluded by Claimants. The Released Parties agree to treat any such settlement agreements as confidential, and further agree that Claimants may furnish a copy of this Settlement Agreement to other settling parties, subject to a like agreement of confidentiality. The terms of this Section 7.1 shall not apply to Special Receiver Claims, unless the defendant in such Special Receiver Claim seeks indemnity, contribution or any other claim concerning any of the Released Claims from any of the Released Parties or as a defense to a Special Receiver Claim seeks to attribute fault to any of the Released Parties.

      7.2   BAR OF ACTIONS BY NON-SETTLING PARTIES

            In addition to seeking the Bar Order provided for in Section 5.2 of this Settlement Agreement, Claimants and the Released Parties shall seek in any current or future action by Claimants not governed by
            Section 5.2 that in any way arises out of transactions, occurrences, or any series of transactions or occurrences related to, or which arises from matters raised, or which could have been raised, in Claimants' Actions, a bar order, or the equivalent thereof, which likewise prohibits claims against any of Released Parties for indemnity, contribution and any other claims concerning any of the Released Claims, but in no event bars the Released Parties' ability to bring or pursue the non-released claims identified in Section
            3.4. The Released Parties shall cooperate with Claimants in seeking to obtain such bar orders in such actions, but such cooperation shall not require the payment of any additional sums or the provision to Claimants or the court of financial or confidential information of any of the Released Parties. Claimants are required by Section 8.1 to use reasonable efforts to obtain a Special Verdict in such actions. As used in this Settlement Agreement, a "Special Verdict" is one that allows an allocation of fault to the Exhibit G Parties for any claims that may be subject to judgment reduction under Section 8.1 of this Settlement Agreement.

            The requirements set forth in this section apply in state and federal court. For ease of discussion, any defendant in any of Claimants' Actions which has not entered into a settlement agreement with Claimants shall hereinafter be referred to as a "Non-Settling Defendant." In the event any court in any action subject to this
            Section 7.2 refuses to enter a bar order or equivalent order, the Claimants shall take all necessary steps in such action to ensure that Claimants' claims are pleaded so that the Non-Settling Defendant cannot reasonably claim that it is being sued for any of the Released Parties' proportional share of fault. If the Non-Settling Defendant in such action nevertheless files a claim against any of Released Parties seeking indemnity, contribution or any other claims concerning any of the Released Claims, then Claimants shall seek to dismiss such claims on the basis that Claimants do not seek any damages from such Non-Settling Defendants based on any proportional share of fault attributable to the Released Parties. If Claimants are unable to secure a remedy that stops prosecution of such claim, including but not limited to a bar, injunction, stay, abatement or dismissal of such claims, then Claimants shall defend and indemnify the Released Parties against such claims as set forth in Sections 7.3 and 8.4 and provide the Released Parties with judgment reduction protection as set forth in
            Section 8.1.

      7.3   INDEMNITY / REIMBURSEMENT

            7.3.1 Each Claimant, including without limitation, the Receiver on behalf of the Receivership Estates, shall reimburse, indemnify, defend and hold the Released Parties, and each of them, harmless for any claim, actual loss, damage, or expense caused by that Claimant's breach of any Warranty or Covenant made in Articles 7, 8, 9 or 11 of this Settlement Agreement, or resulting from the occurrence of an event described in
                  Section 10.1, or any event triggering the Defense Fund under
                  Section 8.4. Such indemnity or reimbursement obligation shall be several in nature, and such indemnity obligation is not limited in amount, including without limitation, to the amount of the Defense Fund. Any defense obligation under this section that is covered by the Defense Fund shall first be funded from the Defense Fund. It is agreed that the claims brought by any of the Non-Settling Parties against any of Released Parties which Claimants are obligated to defend and/or indemnify are coextensive with, and not greater than, claims for contribution, indemnity or any other claims concerning any of the Released Claims, as set forth as barred in the final Bar Order. Notwithstanding the foregoing, but subject to Sections 8.2, 8.3 and 8.4, the Receiver shall not be required to establish a reserve for the purpose of funding any obligation under this paragraph 7.3.1, unless otherwise agreed or until any Released Party has obtained a court determination that the Receivership Estates are obligated under this paragraph 7.3.1 to that Released Party with respect to a specific matter.

            7.3.2 Except for matters paid from the Defense Fund, the American
                  Funeral Plaintiffs shall not be obligated under this Section
                  7.3 except for breach of obligations under Sections 7.1, 7.2, 7.5, 7.6, 8.1, 8.6, 8.8, 9.1, 9.2, 9.3, 9.4, 9.6, 9.7, 9.8,
                  10.1, 11.1, 11.2, and 11.3.

      7.4   COVENANTS REGARDING AMERICAN FUNERAL PLAINTIFFS

            The Receiver covenants that he will expeditiously seek an order of the United States District Court for the District of Oregon approving an interim distribution plan, so that funds from an interim distribution may be used to satisfy the condition set forth in Section 5.15 on or before August 14, 2002 (assuming that the other conditions to a payment to the American Funeral Plaintiffs have been satisfied). The Receiver represents and warrants that he currently has sufficient funds to satisfy the conditions set forth in Section 5.15, and covenants that, subject to the receipt of an authorizing court order, he will actually issue payment in satisfaction of such conditions on or before August 14, 2002.

      7.5 DISMISSAL WITH PREJUDICE OF ALL CLAIMS OF CLAIMANTS AGAINST RELEASED PARTIES

            Claimants, and each of them, covenant that prior to Disbursement, they will deliver into the trust governed by the Trust Agreement set forth in Exhibit J stipulated dismissal(s) with prejudice of all claims of Claimants, and each of them, and without costs, sanctions or attorneys' fees against any Released Party, of all claims for, related to, arising out of or based upon any of Claimants' Actions against the Released Parties. The Trust Agreement shall provide that such stipulated dismissals shall, upon Disbursement, be delivered to the Released Parties pursuant to Section 15.14 for filing.

      7.6   PUBLIC ANNOUNCEMENTS

            Until the earlier of the filing of a motion seeking the Bar Order provided for in Section 5.2 of this Settlement Agreement or: (a) WFSG has filed a Form 8-K with the Securities and Exchange Commission relating to (i) this Settlement Agreement and (ii) the Purchase Agreement, and (b) Fog Cutter has filed a Form 8-K with the Securities and Exchange Commission relating to this Settlement Agreement, no Settling Party shall make any public announcement (other than the aforementioned Forms 8-K) or issue any press release with respect to, or otherwise publicly disclose, this Settlement Agreement, the terms of this Settlement Agreement, the Defense Fund and the Purchase Agreement or any of the transactions contemplated by the Purchase Agreement, the Defense Fund or the Settlement Agreement without the prior written consent of Wilshire Financial Services Group Inc. and Fog Cutter.

8.    COVENANTS

      8.1   CLAIM AND JUDGMENT REDUCTION

            Other than the Special Receiver Claims (unless the defendant against whom a Special Receiver Claim had or has been filed seeks indemnity, contribution or any other claim concerning any of the Released Claims from any of the Released Parties or as a defense to a Special Receiver Claim seeks to attribute fault to any of the Released Parties), in all present or future actions by any of Claimants wherein they assert claims that are subject to this section and that arise from matters raised or which could be raised in Claimants' Actions, Claimants hereby agree (1) to seek a Special Verdict from the court in such actions, and (2) to not seek recovery of damages from any Non-Settling Party listed on Exhibit F for the aggregate proportional shares of the total liability, based upon relative degree of fault or responsibility, of Released Parties and any other defendants (other than the CCL Group, Barclay Grayson or Jeff Grayson) with which Claimants have settled as of the time of the assertion of said claims. Said another way, the Claimants shall only pursue such Non-Settling Parties listed on Exhibit F on a Proportionality basis, which is based upon FRANKLIN V. KAYPRO CORP., 884 F.2d 1222 (9th Cir.
            1989). (Example of Proportionality: Claimants settle with A, B and C, but not D, E and F. The relative degrees of fault or responsibility are A:10%; B:20%; C:15%; D:40%; E:5%; F:10%.
            Claimants may seek recovery from each of D, E and F of their aggregate proportional shares, i.e., 40% + 5% + 10% = 55%, of the total liability. This example assumes that neither the CCL Group, Barclay Grayson nor Jeffrey Grayson are A, B or C.) (Example of Proportionality where Claimants have settled with Barclay
            Grayson: Claimants settle with A, B and C, but not D, E and F. Assume as a hypothetical that B is Barclay Grayson and that his settlement payment is $500,000. The relative degrees of fault or responsibility in this example are A:10%; B:20%; C:15%; D:40%;
            E:5%; F:10%. Claimants may seek recovery from each of D, E and F of their aggregate proportional shares, i.e., 40% + 5% + 10% =
            55%, of the total liability, as well as for B's 20% share of liability, subject to an offset for the amount of settlement paid by B, i.e., $500,000.) In any other actions against Non-Settling Parties which give rise to indemnity, contribution or any other claims concerning any of the Released Claims against the Released Parties, Claimants shall only pursue such Non-Settling Parties not listed on Exhibit F, if at all, on a pure proportional basis. (Example of Pure Proportionality: Claimants settle with A, B and
            C, but not D, E and F. The relative degrees of fault or responsibility are A:10%; B:20%; C:15%; D:40%; E:5%; F:10%.
            Claimants may only seek recovery from D for 40%, E for 5% and F for 10% of the total liability.)

            The intent of limiting Claimants' recovery to the Non-Settling Parties' aggregate share of the total liability is to thereby eliminate any claim against defendants who have settled with Claimants, including specifically the Released Parties, for indemnity, contribution or any other claims concerning any of the Released Claims.

            In addition, if one or more Non-Settling Parties (including a defendant in a Special Receivership Claim) nevertheless seeks indemnity, contribution or any other claims concerning any of the Released Claims, from any of the Released Parties and if such defendant(s) shall obtain a judgment (the "Judgment") against any or all of the Released Parties, whether in the same or a different action, notwithstanding the first sentence of this section and the bar orders referenced in Sections 5.2 or 7.2, then Claimants shall reduce their judgment against said defendant(s) in an amount equal to the Judgment against the Released Parties or pay the amount of the Judgment. Alternately, if Claimants, at their own expense and cost, wish to appeal the entry of the Judgment, they shall be entitled to fully bond the Judgment, thereby staying execution against the Released Parties, in lieu of reducing their judgment or paying the Judgment pending the outcome of said appeal. Claimants agree that in the event of any breach of this section, the Released Parties would not have an adequate remedy at law and would be entitled to specific performance of this provision. The provisions of this section do not apply to any claims against any of the Released Parties that do not arise from matters raised, or which could not have been raised, in Claimants' Actions. For purposes of this Section 8.1 only, Non-Settling Parties shall be deemed third-party beneficiaries entitled to enforce the claim and judgment reduction provisions set forth herein.

      8.2   POTENTIAL ADMINISTRATIVE CLAIMS

            Claimants agree that upon the Payment, $4,250,000 shall be set aside and held in a separate interest-bearing trust account (the "Potential Administrative Claims Set-Aside") and not be made a part of the Disbursement until the expiration of the statute of limitations for the DOL to seek recovery under 29 U.S.C. Section 1132(l) or any amendment or replacement thereof that would permit the DOL to recover a percentage of the settlement proceeds relating to the Released Claims (the "Potential Administrative Claims") from any of the Released Parties for claims relating to or arising out of any of the facts, circumstances or allegations in the Released Claims, or any of them. Provided however, that if the DOL brings any such Potential Administrative Claims against any of the Released Parties, the Potential Administrative Claims Set-Aside shall not be distributed to any of Claimants until the final resolution of such claim. In no event however, shall any monies in the Potential Administrative Claims Set-Aside be distributed to any of the Claimants until the conditions for the Disbursement have been met. Claimants shall, at their option, defend Released Parties against any such Potential Administrative Claim brought by the DOL against any of the Released Parties and/or pay the DOL to compromise such claims.

            It is understood and agreed that the Potential Administrative Claims Set-Aside is derived solely from monies deposited by the Released Parties under this Settlement Agreement, and that the Potential Administrative Claims Set-Aside shall be held in a separate interest-bearing trust account for the benefit of the Released Parties, and each of them, for the sole purpose of satisfying any liability of any of the Released Parties with respect to the Potential Administrative Claims.

            It is further understood and agreed that the monies paid by the Released Parties, or any of them, under this Settlement Agreement are intended to include the amount of any liability with respect to the Potential Administrative Claims, and, therefore, if any of the Released Parties become liable for the Potential Administrative Claims, such liability will be paid out of the Potential Administrative Claims Set-Aside.

      8.3 RECEIVER'S OBLIGATION TO OBTAIN AGREEMENT THAT EXHIBIT C PARTIES ARE BOUND

            The Receiver shall not disburse any funds received pursuant to this Settlement Agreement to any of those parties listed on Exhibit C, Exhibit M or any other person who has not signed this Settlement Agreement without obtaining in exchange a written agreement substantially in the form of Exhibit O attached hereto that said party or other person is bound by the terms of this Settlement Agreement, including specifically the release given to the Released Parties in Section 3.2 above and the warranties and covenants regarding assignment of claims. The Receiver shall promptly provide copies of these written agreements to the persons listed in Exhibit
            K. If any such party or other person refuses to sign such a written agreement, the Receiver shall hold the funds that would otherwise be distributable to that party or other person until the later of (a) September 21, 2006, or (b) the date on which any action by said party or other person against any of Released Parties is finally resolved, and such funds shall be available to defend and indemnify Released Parties from any such action in accordance with Section
            7.3.1. Upon the lapse of the period specified in the preceding sentence, the Receiver shall distribute any remainder of such funds pursuant to the distribution plan approved in the Receivership Actions.

      8.4   DEFENSE FUND

            Claimants agree that, within ten (10) days of the Payment, $2 million of the Payment shall be placed in trust in a separate interest-bearing trust fund (the "Defense Fund") and not be made a part of the Disbursement until the earlier of: (1) final settlement or resolution of the claims resulting from claims of Claimants against all persons listed in Exhibit F and any other persons whom Claimants have asserted or may assert claims against; or (2) four years after the Effective Date. Notwithstanding the foregoing sentence, the Defense Fund shall not be made a part of the Disbursement if there is pending against any of the Released Parties a claim for indemnity, contribution or any other claims concerning any of the Released Claims, until the final settlement or resolution of such claim(s). Further, in no event shall any monies in the Defense Fund be distributed among the Claimants until the conditions for the Disbursement have been met. If the Claimants assert that they have satisfied provision (1) of this paragraph, the Claimants shall notify the Released Parties pursuant to Section 15.14, and the Claimants' Representatives and the Released Parties listed in Exhibit K-1 shall meet and confer to try to agree on whether provision (1) of this paragraph has actually been satisfied. If the Settling Parties are unable to reach an agreement, they shall submit this matter to United States District Court for the District of Oregon for resolution pursuant to Section 12.

            The Defense Fund, including any accrued interest thereon, shall be available to fund the defense by Claimants of actions for indemnity, contribution and any other claims concerning any of the Released Claims, and shall be used for no other purpose. Notwithstanding anything else in this Settlement Agreement, any payment obligation by the Defense Fund is not several in nature to the extent of the total amount of monies remaining in the Defense Fund. Claimants agree to hire, and advance funds to pay reasonable bills in the ordinary course of: (1) Hoevet, Snyder & Boise to defend Lawrence Mendelsohn and his family; (2) Stoll, Stoll, Berne, Lokting & Shlachter to defend Andrew Wiederhorn and his family; (3) Irell & Manella LLP or Perkins Coie LLP (at
            WFSG's election after reasonable consultation with Claimants) to defend WFSG; and (4) other competent legal counsel to defend the other Released Parties against any such claims and to fund such defense to the extent of the Defense Fund, including any accrued interest thereon. However, Claimants shall not be obligated to replenish the Defense Fund in the event it is depleted or exhausted. Any Released Party that believes it is the subject of a claim subject to this defense obligation shall promptly notify the Receiver of such claim, and the Receiver shall promptly respond as to whether he believes the claim is subject to the defense obligation of this section and shall notify the persons listed in Exhibits K and P of this decision. Claimants and the Released Parties, and each of them, reserve the right to dispute the reasonableness of any attorneys' fees or costs paid in defense of such claims.

            If there is a dispute over whether the obligation to defend applies to the claim in question, that dispute shall be promptly submitted for determination to the United States District Court for the District of Oregon, which hereby retains jurisdiction for this purpose. Notwithstanding any other provision of this Agreement, the Defense Fund shall not be used to fund the defense of any Released Party against any claim other than a claim for indemnity, contribution or any other claims concerning any of the Released Claims, by a third party with respect to a claim asserted by one or more of Claimants against that third party.

      8.5   INFORMATION RELATING TO CLAIMS AGAINST OTHER DEFENDANTS

            Upon request by any of Claimants, WFSG shall promptly make reasonably available to Claimants for copying or inspection any documents or other information in the possession of WFSG (other than privileged or other confidential information of any of the Released Parties) that may be relevant to the claims of any of Claimants against any person identified in Exhibit F.

      8.6   SATISFACTION OF CONDITIONS

            The Settling Parties, and each of them, covenant that they shall move to satisfy all conditions set forth in Section 5 in a good faith and expeditious manner.

      8.7   INDEMNITY BY EXHIBIT G PARTIES

            Each Exhibit G Party shall indemnify, defend and hold harmless Claimants, and each of them, from any claim related to CCL or Claimants' Actions that (a) may be asserted against any of Claimants by any Released Party associated with that Exhibit G Party (such as an employee, officer or director, predecessor, successor, assignor, assign, division, or merged or acquired company or operation), and

            (b) would have been released under Section 3.3 if that Released Party were an Exhibit G Party. The foregoing indemnity shall be several in nature, and shall not apply with respect to claims asserted by persons who are no longer associated with that Exhibit G Party at the time the claim is first asserted.

      8.8   NO ASSIGNMENT OR TRANSFER OF CLAIMS

            Each Claimant covenants that it will not assign or otherwise transfer any interest in its claims against any Released Party, other than to one or more other Claimants that are bound by this Settlement Agreement. With regard to each Claimant listed on Exhibit C, this covenant shall apply only if that Claimant has signed a written acknowledgment as provided in Section 8.3.

9.    CLAIMANTS' WARRANTIES

      9.1   NO ASSIGNMENT OR TRANSFER OF CLAIMS

            Each Claimant warrants and represents that it has not assigned or otherwise transferred any interest in its claims against any Released Party, other than to one or more other Claimants that are bound by this Settlement Agreement. With regard to each Claimant listed on Exhibit C, this warranty and representation shall apply only if that Claimant has signed a written acknowledgment as provided in Section 8.3.

      9.2   AUTHORITY TO EXTINGUISH CLAIMS

            The persons signing this Settlement Agreement on behalf of any trust, fund, plan, or other organization warrant and represent that they have the authority to bind the party for whom they are signing and extinguish the claims of the trust, fund, plan or other organization, and (a) that the execution, delivery and performance of this Settlement Agreement does not contravene or violate the terms of any trust or other agreement, contract or plan to which such trust, fund, plan or other organization is party or by which it is bound, or (b) with respect to the Receiver in his capacity as the court appointed representative of all persons listed on Exhibit C, based upon the court orders referenced in Section 5.9 above that the execution, delivery and performance of this Settlement Agreement does not contravene or violate the terms of the Order Authorizing The Receiver's Participation In Mediation Of Related Litigation dated January 24, 2001.

      9.3   PRUDENCE

            The persons signing this Settlement Agreement on behalf of any trust, fund, plan, or other organization warrant and represent that they have concluded that this settlement is reasonable, prudent and in the best interest of the beneficiaries, participants, members, shareholders, and employees to whom they owe any fiduciary duty or other duty of care. Said persons also warrant and represent that they have engaged in all actions and procedures required by law, agreement, or governing principle to reach the conclusion that this settlement is reasonable, prudent, and in the best interest of the beneficiaries, participants, members, shareholders, and employees to whom they owe any fiduciary duty or other duty of care.

      9.4   LIST OF OTHER DEFENDANTS

            Each Claimant warrants and represents that the persons expressly identified in Exhibit F are, to the best of that Claimant's knowledge, the only persons that Claimants intend to pursue a claim against for any of the facts, events, acts, omissions, transactions, matters raised, or which could have been raised, by any person in Claimants' Actions, or any claim or allegation based on, related to or arising out of such Claimants' Actions or the allegations contained in such claims or actions. Claimants' furnishing the aforementioned Exhibit F shall not restrict Claimants from asserting a claim against any person, other than a Released Party, not listed on Exhibit F.

      9.5   PARTICIPANTS IN COLLATERALIZED NOTE PROGRAM

            The Receiver represents that Exhibit H attached hereto sets forth the CCL computer records listing the persons who, as of September 21, 2000, were participants in the Collateralized Note Program with respect to loans made by CCL to Capital Wilshire Holdings, Inc. ("Old WCC") or Portland Servicing Corporation ("PSC"), and that such computer records purport to show the balance of such persons' participation in the Collateralized Note Program with respect to the Old WCC and PSC loans as of that same date.

      9.6   LISTING OF CLAIMANTS' ACTIONS

            Claimants, and each of them, warrant and represent that the Claimants' Actions expressly listed in Section 2.4 above are an accurate and complete listing of all litigation of which Claimants are aware as of the Effective Date against the Released Parties or others that alleges any claims for equitable relief and/or damages allegedly suffered as the result of alleged misconduct by CCL or the Released Parties based on, arising out of or relating to any Released Claims or any facts, allegations or circumstances contained in any Released Claims.

      9.7   NON-SETTLING CCL CLIENTS

            The Receiver has listed on Exhibit M all those persons whom Receiver believes, based on written responses to the Receiver, were CCL clients investing in, participating in or lending to CCL's private investment programs and who are not parties to this Settlement Agreement (the "Non-Settling CCL Clients"). Receiver also shall provide the persons listed on Exhibit K with copies of each Non-Settling CCL Client's proof of claim filed in the CCL receivership. Receiver shall supplement this provision of proofs of claim within 30 days of the Effective Date by notice to the persons listed on Exhibit K. The Released Parties listed on Exhibit K-1 may, within 10 days of receipt of said supplement, elect in writing to decline to proceed with this Settlement Agreement if, in their judgment, the claims of the Non-Settling CCL Clients represent an unacceptable threat of additional liability to the Released Parties. All Claimants warrant that, to the best of their knowledge, aside from the Non-Settling CCL Clients, Claimants comprise all of the persons who lost money invested with CCL, by virtue of any of the wrongs alleged in Claimants' Actions.

      9.8   SUBROGATION

            Each Claimant severally represents and warrants that there are no persons who have any subrogation or similar rights against any of the Released Parties based on, arising out of or relating to any Released Claims, that arise from any payments to or on behalf of that Claimant.

10.   OTHER MATTERS

      10.1  CLAIMS BY PARTICIPANTS IN ERISA-GOVERNED TRUST FUND PLANS

            Claimants and the Released Parties are entering into this Settlement Agreement based on the understanding that the release given in
            Section 3.2 and the assurances provided in Section 5.5 above will bind the participants in the ERISA-governed trust fund plans in Exhibit A and Exhibit C, and that said participants shall have no surviving claim or cause of action against the Released Parties. Should the participants in any Claimant listed in Exhibit A or Exhibit C, or anyone on their behalf, nevertheless commence an action or otherwise assert a claim against any of Released Parties, that Claimant shall reimburse, indemnify, defend and hold the Released Parties harmless from such matter. This agreement to reimburse, indemnify, defend and hold harmless is limited in amount to the sum of (1) the amount distributed or subject to future distribution to that Claimant from the Settlement Amount (to the extent such Claimant's actual distribution is a mixed distribution of the Settlement Amount and other amounts collected by the Claimants, and the amount of such Claimant's distribution from the Settlement Amount cannot be traced to a particular amount, such Claimant shall be deemed to have received a distribution from the Settlement Amount equal to the proportionate share that the Settlement Amount bears to the other payments used to fund the distribution to said Claimant); and (2) the amount of that Claimant's recovery, if any from the claim or action commenced by the participants of that Claimant.

      10.2  APPROVAL BY INSURERS OF THE RELEASED PARTIES

            The Released Parties hereby represent and warrant that all of their insurers that are participating in the Payment have approved this Settlement Agreement, including specifically the payment obligations of the Released Parties and any tolling agreements included herein.

11.   SETTLING PARTIES' WARRANTIES

      11.1 The Settling Parties, and each of them, represent and warrant that in executing this Settlement Agreement they rely solely upon their own judgment, belief and knowledge, and the advice and recommendations of their own independently selected counsel, concerning the nature, extent and duration of their rights and claims hereunder and regarding all matters which relate in any way to the subject matter hereof, and that, except as provided herein, they have not been influenced to any extent whatsoever in executing this Settlement Agreement by any representations, statements or omissions pertaining to any of the foregoing matters by any party or by any person representing any party to this Settlement Agreement. Each Settling Party assumes the risk of mistake as to facts or law.

      11.2 Subject to court approval for the Receiver, each person and entity executing this Settlement Agreement on behalf of any other person does hereby personally represent and warrant to the other Settling Parties that he or she has the authority to execute this Settlement Agreement on behalf of, and fully bind, each principal which such person represents or purports to represent. With regard to the parties listed in Exhibit C, the Receiver makes this representation in reliance on the validity and efficacy of the Order entered in the Receivership Actions on January 25, 2001, appointing the Receiver as the representative of said parties.

      11.3 The Settling Parties, and each of them, warrant and represent to each other that he, she or it has carefully read the contents of this Settlement Agreement, and this Settlement Agreement is signed freely by each person executing this Settlement Agreement on behalf of each of the Settling Parties. The Settling Parties, and each of them, further represent and warrant to each other that he, she or it has made such investigation of the facts pertaining to the settlement, this Settlement Agreement and all of the matters pertaining thereto, as it deems necessary.

12.   CONTINUING JURISDICTION

      The United States District Court for the District of Oregon shall retain exclusive jurisdiction over Claimants and the Released Parties to resolve any dispute which may arise regarding this Settlement Agreement or the Bar Order and Notice referenced in Section 5.2, SUPRA., including any dispute regarding validity, performance, interpretation, administration, enforcement, or enforceability.


13.   GOVERNING LAW

      This Settlement Agreement is governed by Oregon law, without regard to Oregon's conflict of law principles, except to the extent ERISA (including federal common law where appropriate to interpret ERISA) is applicable. Nothing herein may be construed as choice of law with respect to the Bar Order, which is governed by federal law, including federal common law applicable to equity receiverships. To the extent that such federal law requires resort to state law, Oregon law applies.

14.   MOST FAVORED PROVISION

      With the exceptions stated below, Claimants hereby agree to extend to the Released Parties the benefit of any terms contained in any other settlement of the Claimants' Actions which terms grant some protection or right not granted to the Released Parties in this Settlement Agreement. Any and all such rights and protections are hereby incorporated into this Settlement Agreement by this reference without further action immediately upon the consummation of any such other settlement of any of the Claimants' Actions. The only exceptions shall be provisions concerning:
      (a) the amounts paid or the manner and timing of payment in such other settlements; (b) the remedies of Claimants in the event of nonpayment of the agreed settlement amounts in such other settlements; (c) the percentages of the insurance policies paid in such other settlements; (d) the "holding back" by certain other settling defendants of a portion of the settlement proceeds paid by said other defendants to fund future defense costs; (e) the setting aside of a portion of any settlement payment for a period of time to guard against certain contingencies; (f) the award of attorney fees in the event of a dispute; (h) the right of appeal with respect to the resolution of disputes over the satisfaction of conditions to Disbursement; (i) relinquishment or abandonment of claims against the Receivership Estates such as the claims set forth in Section
      3.3 of this Settlement Agreement; and (j) the scope or exceptions to the most favored provision of the agreements relating to such other settlements.

15.   MISCELLANEOUS

      15.1  PERSON DEFINED

            As used in this Settlement Agreement, the terms "person" and "persons" shall include both natural persons and entities.

      15.2  CERTAIN MATTERS NOT AFFECTING OBLIGATIONS

            The Released Parties agree and acknowledge that they must pay the Settlement Amount above regardless whether any court or jury determines that the fault, if any, of the Released Parties is less in proportion to Claimants' damages than the Settlement Amount. Claimants agree and acknowledge that they have no right to seek additional sums from the Released Parties, regardless of whether any court or jury determines that the fault, if any, of the Released Parties is greater in proportion to Claimants' damages than the Settlement Amount.

      15.3  HEADINGS

            Section headings are for convenience only and shall not be construed to change or affect the text of this Settlement Agreement.

      15.4  SURVIVAL OF REPRESENTATIONS AND WARRANTIES

            All representations and warranties set forth in this Settlement Agreement shall be deemed continuing and shall survive the Effective Date of this Settlement Agreement. Provided however, in the event this Settlement Agreement is terminated, the Settlement Agreement shall be deemed to be null and void and all representations and warranties set forth in this Settlement Agreement shall likewise become null and void except to the extent as provided in Sections
            4.1 and 4.3 with respect to the Stock Purchase.

      15.5  FURTHER ASSURANCES

            The Settling Parties agree to execute such other documents and take such actions as may reasonably be necessary to further the purpose of this Settlement Agreement.

      15.6  NO BENEFIT TO NON-SETTLING PARTIES

            Except as expressly provided herein, this Settlement Agreement shall not confer any right or benefit upon, or release from liability any person who is not a party to this Settlement Agreement, including without limitation, Non-Settling CCL Clients.

      15.7  NO ADMISSIONS

            Neither Claimants nor the Released Parties have made, nor shall they be deemed to have made, any admission of any kind by their negotiation of or entry into this Settlement Agreement. Neither this Settlement Agreement nor any provision contained herein shall be construed by any person as an admission by the Released Parties of any liability for, related to or arising out of any of the Released Claims or claims of any other nature. Claimants and the Released Parties are entering into this Settlement Agreement for the purpose of resolving disputed issues between them and to avoid the costs and risks of litigation.

      15.8  COUNTERPART ORIGINALS

            This Settlement Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one agreement. Facsimile signatures shall be considered the same as originals.

      15.9  BINDING EFFECT

            This Settlement Agreement binds and inures to the benefit of the Settling Parties, their assigns, heirs, administrators, executors, representatives, beneficiaries and successors, and each of them.

      15.10 MODIFICATION

            This Settlement Agreement cannot be modified or amended except by written agreement signed on behalf of Claimants and those Released Parties listed on Exhibit K-1 and approved by the United States District Court for the District of Oregon. Provided however, in the event that such modification or amendment affects only certain Claimants or certain Released Parties and does not adversely affect in any way any other Claimants or any other Released Parties, then, upon obtaining approval by the United States District Court for the District of Oregon, such affected Settling Parties may modify or amend this Settlement Agreement in writing with only the signatures of the affected Settling Parties.

      15.11 WAIVER

            No portion of this Settlement Agreement may be waived except by written instrument signed on behalf of Claimants or Released Parties listed on Exhibit K-1 on behalf of whom the waived provision is designed to benefit. A waiver of one provision is not a waiver of any other. Failure to enforce any provision of this Settlement Agreement shall not waive that provision or any other.

      15.12 CONSTRUCTION

            Any rule of construction to the effect that ambiguities in a writing are to be construed against the drafting party does not apply in the interpretation of this Settlement Agreement, or any portion hereof, which has actively been negotiated and drafted by counsel for each of Settling Parties, and all of them.

      15.13 COSTS OF DISPUTE

            If any suit or action between any of Claimants and any of Released Parties to enforce this Settlement Agreement is brought, such prevailing party or parties shall be entitled to recover from such losing party or parties the costs and fees (including without limitation reasonable attorneys' fees, the fees and costs of experts and consultants, copying, courier and telecommunication costs, deposition costs and all other costs of discovery) incurred by such prevailing party or parties in such suit or action, including without limitation, any arbitration, trial, post-trial or appellate proceeding, or in any bankruptcy proceeding.

      15.14 NOTICE AND TOLLING

            Unless this provision is modified in writing, any notice required under the terms of this Settlement Agreement shall be made to the following persons or their successors as designated in writing to the other persons referenced below:

            15.14.1      Released Parties: See Exhibit K.

            15.14.2      Claimants' Representatives: See Exhibit P.

            15.14.3      Trusts and Trustees: See Exhibit A.

            15.14.4 Those persons listed on Exhibit C that Released Parties are informed have entered into the Agreement referenced in Section 8.3.

            Each of the foregoing persons stipulate that notice transmitted by certified U.S. mail to those persons referenced above in Sections
            15.14.1 through 15.14.4 constitutes adequate notice under this Settlement Agreement.

            In the event (1) the Released Parties listed in Exhibit K-1 elect to terminate and declare this Settlement Agreement null and void pursuant to any of Sections 4.1, 5.2 or 15.19 or (2) Claimants elect to terminate and declare this Settlement Agreement null and void pursuant to Sections 4.1 or 5.2, then such Settling Parties seeking to terminate the Settlement Agreement shall make such election known to the other Settling Parties by written notice to the persons identified in this Section 15.14. Termination of the Settlement Agreement pursuant to any of Sections 4.1, 5.2 or 15.19 shall be deemed effective five business days after the transmittal of such notice by certified U.S. mail or at the end of the twenty-five business day notice period referred to in Section 4.1 of this Settlement Agreement if Claimants' Representatives fail to make an election regarding termination of this Settlement Agreement thereunder.

            It is agreed that in the event this Settlement Agreement is terminated pursuant to any of Sections 4.1, 5.2 or 15.19, the statute of limitations on any Claimants' claims against any of Released Parties and any Released Parties' claims against any of Claimants shall be deemed tolled for the period commencing on the earlier of (a) the inception date of any tolling period as provided by any operative tolling agreement between any of Claimants and any of Released Parties or by operation of law, or (b) the Effective Date of this Settlement Agreement, and ending on the date 60 days after the date this Settlement Agreement is deemed terminated pursuant to this Section 15.14. Further, it is agreed that in such event: (1) the Settling Parties shall cooperate to cause any order(s) entered pursuant to this Settlement Agreement, except any orders relating to the Stock Purchase, to be vacated as appropriate; and (2) all remaining trust funds in the trust account established pursuant to the Trust Agreement shall be returned as provided in that agreement.

      15.15 RESERVED CLAIMS

            Except as otherwise set forth in this Settlement Agreement, nothing in this Settlement Agreement releases, compromises, reduces, waives, bars, discharges, or limits in any way, except with respect to the Bar Order, Claimants' rights to assert claims against any person (other than the Released Parties or as determined in the Bar Order), all of which are expressly reserved by Claimants.

      15.16 MATERIALITY OF COVENANTS, WARRANTIES AND REPRESENTATIONS

            All covenants, warranties and representations made in this Settlement Agreement shall be deemed material.

      15.17 SEVERABILITY

            Provided the remainder of this document does not frustrate the purpose and intent of the law and the Settling Parties in entering into this Settlement Agreement, in the event that any portion of this Settlement Agreement shall be judicially determined to be invalid or unenforceable to any extent, the same shall to that extent be deemed severable from this Settlement Agreement and the invalidity or unenforceability thereof shall not affect the validity and enforceability of the remaining portion of this Settlement Agreement.

      15.18 EFFECTIVE DATE

            The "Effective Date" of this Settlement Agreement shall be May 9, 2002. This Settlement Agreement shall not be effective until the Effective Date.

      15.19 MATERIALITY OF CERTAIN DEFENSE, INDEMNITY AND SET-ASIDES

            It is understood and agreed that Claimants' obligations set forth under Sections 7.3, 8.1, 8.2, 8.4 and 10.1 of this Settlement Agreement are material to this settlement. If the performance of any of these provisions is found or deemed unlawful by any court or administrative agency, then the Settling Parties agree to meet in good faith and attempt to achieve the performance of such obligations by lawful means.

            If the performance of any of Claimants' obligations set forth under Sections 7.3, 8.1, 8.2, 8.4 and 10.1 of this Settlement Agreement are found or deemed unlawful by any court or administrative agency and cannot be achieved by lawful means, then at the election of the Released Parties listed in Exhibit K-1, this Settlement Agreement, except Section 4.3, shall be terminated and deemed null and void.

16.   DECLARATIONS

      BY SIGNING THIS SETTLEMENT AGREEMENT, EACH SETTLING PARTY ACKNOWLEDGES AND
      DECLARES: (A) THAT THE SETTLING PARTY HAS FULLY AND CAREFULLY READ THE SETTLEMENT AGREEMENT; (B) THAT THE SETTLING PARTY CLEARLY UNDERSTANDS THAT THE SETTLEMENT AGREEMENT IS A COMPLETE AND FINAL SETTLEMENT; (C) THAT THE SETTLING PARTY CLEARLY UNDERSTANDS THE MEANING, PURPOSE, AND INTENT OF EACH PROVISION OF THE SETTLEMENT AGREEMENT, AND THAT EACH PROVISION IS CLEAR AND DEFINITE; (D) THAT CLAIMANTS ON THE ONE HAND, AND RELEASED PARTIES ON THE OTHER, HAVE NOT RELIED UPON ANY REPRESENTATION OF THE OTHER IN AGREEING TO THE TERMS OF THIS SETTLEMENT AGREEMENT; AND (E) THAT THE SETTLING

      PARTY HAS BEEN REPRESENTED BY COMPETENT LEGAL COUNSEL WITH RESPECT TO NEGOTIATING, EXPLAINING, AND ENTERING INTO THIS SETTLEMENT AGREEMENT.



__________________________________
Andrew Wiederhorn


__________________________________
Tiffany Wiederhorn


__________________________________
Ted Wiederhorn


__________________________________
Lawrence Mendelsohn


__________________________________
Joyce Mendelsohn



Fog Cutter Capital Group, Inc.

By:_______________________________

Its:______________________________

On behalf of itself and the related persons identified in Section 1.2.7


Specialty Finance Investors LLC

By:_______________________________

Its:______________________________

First Bank of Beverly Hills, FSB

By:_______________________________

Its:______________________________

On behalf of itself, FBBH Investment Services Corporation and Girard Financial Corporation

Wilshire Financial Services Group Inc.

By:_______________________________

Its:______________________________

On behalf of itself, Wilshire Funding Corporation; WMFC 1997-1 Inc., WMFC 1997-2 Inc.; WMFC 1997-3 Properties Inc.; WMFC 1997-3 Development Inc.; WMFC 1997-4 Inc.; Wilshire Mortgage Acquisition Corporation; Wilshire Mortgage Funding Company IV, Inc.; WMFC, L.L.C.; Wilshire Mortgage Funding Company V, Inc.; Wilshire Mortgage Funding Company VI, Inc.; Wilshire Mortgage Funding Company VII, Inc.; GT MOHO Sales Inc.; Wilshire Ventures Corporation; Life Capital, Inc.; Wilshire FTL Inc.; Wilshire Ventures PFE Inc.; Wilshire Real Estate Investment Corporation; WREP 1998-1 Member Inc.; Wilshire Financing Company, L.L.C. (formerly Wilshire Funding Company, L.L.C.); Wilshire Management Leasing Corporation; Wilshire Acquisitions Corporation; George Elkins Mortgage Banking L.P.; Wilshire Realty Services Corporation; Wilshire Insurance and Risk Management Corporation; Wilshire Securities Corporation; Wilshire Servicing Corporation; Wilshire Servicing FBO SBRC Corporation; Wilshire Credit Development Inc.; Wilshire Consumer Receivables Funding Company, LLC; Wilshire Consumer Obligation Structured Trust 1995-A; Wilshire Mortgage Funding Company, LLC; Wilshire Asset-Backed Fixed Rate Trust 1995-MFI; Wilshire Asset-Backed Adjustable Rate Trust 1995-MA1; Wilshire Manufactured Housing Funding Company, LLC; Wilshire Manufactured Housing Trust 1995-A; Wilshire Mortgage Funding Company II, LLC; Wilshire Liquidating Trust 1996-1; Wilshire Mortgage Funding Company III, LLC; Wilshire Trust Deed Corporation; WCICC Inc.; WFICC Inc.; Vicksburg Properties Inc.; Wilshire Financial Services Group Europe Inc.; Wilshire Financial Services Group UK Limited; Wilshire Servicing Company UK Limited; Wilshire Funding Company UK Limited; ACFC Corporate Finance Limited; ACFC Home Loans Limited; Wilshire Funding Company UK (No. 2) Limited; P.S.P.C. No. 1 Limited; WFSG Ireland Limited; Wilshire Servicing Company Ireland Limited; Wilshire Funding Company Ireland Limited; Wilshire Acquisitions Company Ireland Limited; WFSG (Channel Islands) Limited; Wilshire Servicing Compagnie S.A.; WFSG Mexico, S de R.L. de C.V.; and WFSG Italia SR.


Capital Wilshire Holdings, Inc.

By:_______________________________

Its:______________________________


Wilshire Credit Corporation

By:_______________________________

Its:______________________________

__________________________________
Mark Peterman


__________________________________
Ken Kepp


__________________________________
Linda Lucas


__________________________________
Dean Kirkland



AIG Technical Services, Inc. on behalf of
National Union Fire Insurance Company of Pittsburgh, PA

By:_______________________________

Its:______________________________



AIG Technical Services, Inc. on behalf of
American International Specialty Lines Insurance Company

By:_______________________________

Its:______________________________



Lexington Insurance Company

By:_______________________________

Its:______________________________




__________________________________
Blake Grayson

Blake and Erika Grayson, LLC

By:_______________________________

Its:______________________________



DENVER JOINT INDUSTRY PROMOTIONAL FUND


By:   ____________________________
      Ralph Lufen


EIGHTH DISTRICT ELECTRICAL BENEFIT FUND


By:   ____________________________
      Rick Oakland


By:   ____________________________
      Susan King


EIGHTH DISTRICT ELECTRICAL PENSION FUND


By:   ____________________________
      William J. Birkett, Jr.


By:   ____________________________
      Duane I. Tidwell


IDAHO CHAPTER, NATIONAL ELECTRICAL CONTRACTORS ASSOCIATION


By:   ____________________________
      Jeff Cates

IDAHO ELECTRICAL JOINT APPRENTICESHIP TRAINING TRUST


By:   ____________________________
      Marc Bernsen


WYOMING CHAPTER, NATIONAL ELECTRICAL CONTRACTORS ASSOCIATION


By:   ____________________________
      William J. Birkett, Jr.


WYOMING ELECTRICAL JOINT APPRENTICESHIP TRAINING TRUST


By:   ____________________________
      William J. Birkett, Jr.



__________________________________     ___________________________________
Salvatore J. Chilia, Trustee for       John F. Whittaker, Trustee for
IBEW Local No. 38 Pension Fund         IBEW Local No. 38 Pension Fund


__________________________________     ___________________________________
Thomas R. Whittaker, Trustee for       Thomas R. Whittaker, Trustee for
IBEW Local No. 38 Pension Fund         IBEW Local No. 38 Health & Welfare Fund


__________________________________     ___________________________________
Richard L. Newcomer, Trustee for       Richard L. Newcomer, Trustee for
IBEW Local No. 38 Pension Fund         IBEW Local No. 38 Health & Welfare Fund


__________________________________     ___________________________________
Ronald Hirsch, Trustee for             James B. Morgan, Jr., Trustee for
IBEW Local No. 38 Pension Fund         IBEW Local No. 38 Pension Fund

__________________________________     ___________________________________
Michael Cala, Trustee for              George Mastrobuono, Trustee for
IBEW Local No. 38 Health & Welfare     IBEW Local No. 38 Health & Welfare Fund
Fund


__________________________________     ___________________________________
David F. Haines, Trustee for           Martin Berkens, Trustee for
IBEW Local No. 38 Health & Welfare     IBEW Local No. 38 Health & Welfare Fund
Fund


__________________________________     ___________________________________
Alan J. Chermak, Trustee for           Donald Skala, Jr., Trustee for
Sheet Metal Workers Local No. 33,      Sheet Metal Workers Local No. 33,
Cleveland District, Pension Fund       Cleveland District, Pension Fund


__________________________________     ___________________________________
Todd Alishusky, Trustee for            Kenneth Castro, Trustee for
Sheet Metal Workers Local No. 33,      Sheet Metal Workers Local No. 33,
Cleveland District, Pension Fund       Cleveland District, Pension Fund


__________________________________     ___________________________________
Thomas Crowdther, Trustee for          Kenneth Derreberry, Trustee for
Sheet Metal Workers Local Pension      Sheet Metal Workers Local Pension Fund
Fund


__________________________________     ___________________________________
James Hurley, Trustee for              Paul Newman, Trustee for
Sheet Metal Workers Local Pension      Sheet Metal Workers Local Pension Fund
Fund


__________________________________     ___________________________________
Charles Bowman, Trustee for            Keith Barker, Trustee for
Sheet Metal Workers Local Pension      Sheet Metal Workers Local Pension Fund
Fund


__________________________________     ___________________________________
James Warner, Trustee for              Dennis Talbott, Trustee for
Sheet Metal Workers Local Pension      Sheet Metal Workers Local Pension Fund
Fund

                                       SHEET METAL WORKERS'
                                       INTERNATIONAL ASSOCIATION,
                                       LOCAL UNION NO. 33


                                       By: _______________________________

                                       Print Name: _______________________

                                       Title: ____________________________


__________________________________     ___________________________________
William Cunningham, Trustee for        Joseph Schamer, Trustee for
IBEW Local 212 Pension Trust Fund      IBEW Local 212 Pension Trust Fund


__________________________________     ___________________________________
Stephen Wessels, Trustee for           Donald Bolling, Trustee for
IBEW Local 212 Pension Trust Fund      IBEW Local 212 Pension Trust Fund


__________________________________     ___________________________________
Joseph Schlager, Trustee for           James Cole, Trustee for
IBEW Local 212 Pension Trust Fund      IBEW Local 212 Pension Trust Fund


__________________________________     ___________________________________
Jay Lind, Trustee for Sheet Metal      David Haddix, Trustee for Sheet Metal
Workers Local No. 2, Market Recovery   Workers Local No. 2, Market Recovery
Fund, and Sheet Metal Workers          Fund, and Sheet Metal Workers Local
Local No. 2 Supplemental Dues Fund     No. 2 Supplemental Dues Fund


__________________________________
Roger Cerveny, Trustee for Sheet
Metal Workers Local No. 2, Market
Recovery Fund, and Sheet Metal
Workers Local No. 2 Supplemental
Dues Fund

__________________________________     ___________________________________
Robert A. Eslinger, Trustee for        Steve K. Howerton, Trustee for Apprentice
Apprentice and Journeyman Training     and Journeyman Training Fund of Sheet
Fund of Sheet Metal Workers Local      Metal Workers Local No. 2
No. 2


__________________________________     ___________________________________
Kenneth Alexander, Trustee for         Arthur J. Tanner, Trustee for Apprentice
Apprentice and Journeyman Training     and Journeyman Training Fund of Sheet
Fund of Sheet Metal Workers Local      Metal Workers Local No. 2
No. 2


__________________________________     ___________________________________
Kenneth E. Sprung, Trustee for         Robert Zahner, Trustee for Apprentice
Apprentice and Journeyman Training     and Journeyman Training Fund of Sheet
Fund of Sheet Metal Workers Local      Metal Wokers Local No. 2
No. 2


__________________________________     ___________________________________
Reggie Hohenberger, Trustee for        John Schlagheck, Trustee for
Sheet Metal Workers Local Union        Sheet Metal Workers Local Union No. 33
No. 33 Supplemental Unemployment       Supplemental Unemployment Benefits Fund
Benefits Fund


__________________________________     ___________________________________
Craig Mead, Trustee for                William J. Brennan, Trustee for
Sheet Metal Workers Local Union        Sheet Metal Workers Local Union No. 33
No. 33 Supplemental Unemployment       Supplemental Unemployment Benefits Fund
Benefits Fund


__________________________________
Ronald Gabel, Trustee for
Sheet Metal Workers Local Union
No. 33 Supplemental Unemployment
Benefits Fund


401(k) Retirement Fund of the Office and Professional Employees International Union, Local No. 11


By:  _____________________________     ___________________________________
     Gary Kirkland                     Judy O'Connor

Construction and General Laborers Local 320

By:   ____________________________     ___________________________________
      Dale Sabroski


Coral Construction Co. Employee Retirement Trust

By:   ____________________________     ___________________________________
      Richard Morgan


Hawaii Ironworkers Health & Welfare

By:   ____________________________     ___________________________________



Hawaii Ironworkers Local 625 Building Fund

By:   ____________________________     ___________________________________



Office and Professional Employees International Union, Local No. 11, Health & Welfare Trust

By:   ____________________________     ___________________________________
      Brad Eagelston                   Gary Kirkland


Oregon Laborers-Employers Defined Contribution and 401(k) Plan

By:   ____________________________     ___________________________________
      John Sutherland                  Jay Minor


Oregon Laborers-Employers Health & Welfare Trust Fund

By:   ____________________________     ___________________________________
      John Sutherland                  Jay Minor


Oregon Laborers-Employers Pension Plan and Trust

By:   ____________________________     ___________________________________
      John Sutherland                  Jay Minor

Oregon, S. Idaho, Wyoming and Utah District Council of Laborers

By:   ____________________________     ___________________________________
      John Sutherland


Shopman's Local 516 Pension Trust

By:   ____________________________     ___________________________________
      Dave Williams                    Richard Gardner


Signatory Employers-Idaho Laborers Pension Trust Fund

By:   ____________________________     ___________________________________
      Tom Hazzard                      Chuck Vogel


United Association Local 290 Industry Advancement Fund

By:   ____________________________     ___________________________________
      Michael H. Anderson


United Association Local 290 Operating Fund

By:   ____________________________     ___________________________________
      Michael H. Anderson


United Association Local 290 Scholarship Fund

By:   ____________________________     ___________________________________
      Michael H. Anderson


United Association Union Local No. 290 Plumber, Steamfitter and Shipfitter Industry 401(k) Plan

By:   ____________________________     ___________________________________
      Ed Gormley                       Michael H. Anderson

United Association Union Local No. 290 Plumber, Steamfitter and Shipfitter Industry Health and Welfare Plan

By:   ____________________________     ___________________________________
      Ed Gormley                       Michael H. Anderson


United Association Union Local No. 290 Plumber, Steamfitter and Shipfitter Industry Pension Plan

By:   ____________________________     ___________________________________
      Ed Gormley                       Michael H. Anderson



CARPENTERS HEALTH & INSURANCE TRUST FUND FOR NORTHERN NEVADA


By:_______________________________     By:________________________________

Name:_____________________________     Name:______________________________

Title:____________________________     Title:_____________________________


CARPENTERS PENSION TRUST FUND OF NORTHERN NEVADA


By:_______________________________     By:________________________________

Name:_____________________________     Name:______________________________

Title:____________________________     Title:_____________________________


CARPENTERS SAVINGS TRUST FUND


By:_______________________________     By:________________________________

Name:_____________________________     Name:______________________________

Title:____________________________     Title:_____________________________

NORTHERN NEVADA LABORERS HEALTH & WELFARE TRUST FUND


By:_______________________________     By:________________________________

Name:_____________________________     Name:______________________________

Title:____________________________     Title:_____________________________


LABORERS PENSION TRUST FUND FOR NORTHERN NEVADA


By:_______________________________     By:________________________________

Name:_____________________________     Name:______________________________

Title:____________________________     Title:_____________________________


CONSTRUCTION WORKERS VACATION SAVINGS TRUST PLAN


By:_______________________________     By:________________________________

Name:_____________________________     Name:______________________________

Title:____________________________     Title:_____________________________


TEAMSTERS LOCAL NO. 533 HEALTH & WELFARE TRUST FUND


By:_______________________________     By:________________________________

Name:_____________________________     Name:______________________________

Title:____________________________     Title:_____________________________

TEAMSTERS LOCAL NO. 533 VACATION TRUST FUND


By:_______________________________     By:________________________________

Name:_____________________________     Name:______________________________

Title:____________________________     Title:_____________________________


COLORADO PAINTERS INDUSTRY HEALTH BENEFIT FUND


By:_______________________________     By:________________________________

Name:_____________________________     Name:______________________________

Title:____________________________     Title:_____________________________


SHEET METAL WORKERS LOCAL UNION NO. 20


By:_______________________________     By:________________________________

Name:_____________________________     Name:______________________________

Title:____________________________     Title:_____________________________


By:_______________________________     By:________________________________

Name:_____________________________     Name:______________________________

Title:____________________________     Title:_____________________________


By:_______________________________     By:________________________________

Name:_____________________________     Name:______________________________

Title:____________________________     Title:_____________________________

SHEET METAL WORKERS LOCAL NO. 9 PENSION TRUST FUND


By:_______________________________     By:________________________________

Name:_____________________________     Name:______________________________

Title:____________________________     Title:_____________________________



SHEET METAL WORKERS LOCAL NO. 9 HEALTH AND WELFARE TRUST FUND


By:_______________________________     By:________________________________

Name:_____________________________     Name:______________________________

Title:____________________________     Title:_____________________________


SHEET METAL WORKERS LOCAL NO. 9 JOINT APPRENTICE TRAINING FUND


By:_______________________________     By:________________________________

Name:_____________________________     Name:______________________________

Title:____________________________     Title:_____________________________


SHEET METAL WORKERS INTERNATIONAL ASSOCIATION, LOCAL NO. 9


By:_______________________________

Name:_____________________________

Title:____________________________

INTERNATIONAL BROTHERHOOD OF ELECTRICAL WORKERS, LOCAL NO. 415


By:_______________________________

Name:_____________________________

Title:____________________________


INTERNATIONAL BROTHERHOOD OF ELECTRICAL WORKERS, LOCAL NO. 113


By:_______________________________

Name:_____________________________

Title:____________________________


INTERNATIONAL BROTHERHOOD OF ELECTRICAL WORKERS, LOCAL NO. 322


By:_______________________________

Name:_____________________________

Title:____________________________


INTERNATIONAL BROTHERHOOD OF ELECTRICAL WORKERS, LOCAL NO. 291


By:_______________________________

Name:_____________________________

Title:____________________________

INTERNATIONAL BROTHERHOOD OF ELECTRICAL WORKERS, LOCAL NO. 57


By:_______________________________

Name:_____________________________

Title:____________________________



INTERNATIONAL BROTHERHOOD OF ELECTRICAL WORKERS, LOCAL NO. 68


By:_______________________________

Name:_____________________________

Title:____________________________


ELECTRICAL INDUSTRY BENEFIT VACATION & PAID HOLIDAY FUND


By:_______________________________     By:________________________________

Name:_____________________________     Name:______________________________

Title:____________________________     Title:_____________________________


INTERNATIONAL BROTHERHOOD OF PAINTERS & ALLIED TRADES LOCAL UNION NO. 79


By:_______________________________

Name:_____________________________

Title:____________________________

COLORADO BUILDING & CONSTRUCTION TRADES COUNCIL


By:_______________________________

Name:_____________________________

Title:____________________________


OPERATING ENGINEERS HEALTH AND WELFARE TRUST FUND FOR COLORADO


By:_______________________________

Name:_____________________________

Title:____________________________


UTAH CARPENTERS AND CEMENT MASONS PENSION FUND


By:_______________________________     By:________________________________

Name:_____________________________     Name:______________________________

Title:____________________________     Title:_____________________________


UTAH CARPENTERS AND CEMENT MASONS HEALTH & WELFARE FUND


By:_______________________________     By:________________________________

Name:_____________________________     Name:______________________________

Title:____________________________     Title:_____________________________

LOCAL UNION NO. 184, UNITED BROTHERHOOD OF CARPENTERS


By:_______________________________

Name:_____________________________

Title:____________________________


UTAH CARPENTERS AND ALLIED TRADES APPRENTICESHIP AND EDUCATION TRUST FUND


By:_______________________________

Name:_____________________________

Title:____________________________


JAMES & NANCY CASE, 1982 CASE FAMILY TRUST


By:_______________________________     By:________________________________

Name:_____________________________     Name:______________________________

Title:____________________________     Title:_____________________________


JAMES E. CASE, IRA ROLLOVER


By:_______________________________

Name:_____________________________

Title:____________________________

MENTOR INVESTMENTS, LLC


By:_______________________________     By:________________________________

Name:_____________________________     Name:______________________________

Title:____________________________     Title:_____________________________


RICHARD RUPPERT, IRA ROLLOVER


By:_______________________________

Name:_____________________________

Title:____________________________


ELECTRICAL WORKERS LOCAL NO. 292 ANNUITY FUND


By:_______________________________     By:________________________________

Name:_____________________________     Name:______________________________

Title:____________________________     Title:_____________________________


ELECTRICAL WORKERS LOCAL NO. 292 PENSION FUND


By:_______________________________     By:________________________________

Name:_____________________________     Name:______________________________

Title:____________________________     Title:_____________________________

INTERNATIONAL BROTHERHOOD OF ELECTRICAL WORKERS LOCAL UNION NO. 294


By:_______________________________     By:________________________________

Name:_____________________________     Name:______________________________

Title:____________________________     Title:_____________________________


INTERNATIONAL BROTHERHOOD OF ELECTRICAL WORKERS LOCAL UNION NO. 292


By:_______________________________     By:________________________________

Name:_____________________________     Name:______________________________

Title:____________________________     Title:_____________________________


CONSTRUCTION AND GENERAL LABORERS LOCAL UNION NO. 563


By:_______________________________     By:________________________________

Name:_____________________________     Name:______________________________

Title:____________________________     Title:_____________________________


LABORERS DISTRICT COUNCIL OF MINNESOTA AND NORTH DAKOTA


By:_______________________________     By:________________________________

Name:_____________________________     Name:______________________________

Title:____________________________     Title:_____________________________

BRIDGE, STRUCTURAL AND REINFORCING IRON WORKERS, LOCAL UNION NO. 1


By:_______________________________

Name:_____________________________

Title:____________________________


INTERNATIONAL BROTHERHOOD OF ELECTRICAL WORKERS, LOCAL UNION NO. 134


By:_______________________________

Name:_____________________________

Title:____________________________


HEAT AND FROST INSULATORS AND ASBESTOS WORKERS LOCAL 17


By:_______________________________     By:________________________________

Name:_____________________________     Name:______________________________

Title:____________________________     Title:_____________________________


PACIFIC NORTHWEST REGIONAL COUNCIL OF CARPENTERS


By:_______________________________

Name:_____________________________

Title:____________________________

ARIZONA STATE DISTRICT COUNCIL OF CARPENTERS


By:_______________________________

Name:_____________________________

Title:____________________________


UNITED BROTHERHOOD OF CARPENTERS, LOCAL NO. 408


By:_______________________________

Name:_____________________________

Title:____________________________


RENO-SPARKS READY MIX, INC. PROFIT SHARING PLAN


By:_______________________________     By:________________________________

Name:_____________________________     Name:______________________________

Title:____________________________     Title:_____________________________


As Receiver:





                                    ___________________________________________
                                    Thomas F. Lennon, as Receiver for Capital
                                    Consultants, LLC, an Oregon limited
                                    liability company in the cases of SECURITIES
                                    AND EXCHANGE COMMISSION V. CAPITAL
                                    CONSULTANTS, LLC, ET. AL. (Case No.
                                    00-1290-KI) and ELAINE L. CHAO, SECRETARY OF
                                    DEPARTMENT OF LABOR V. CAPITAL CONSULTANTS,
                                    LLC, ET. AL. (Case No. 00-1291-KI) pending in the United States District Court, District of Oregon

As representative:


                                    ___________________________________________
                                    Thomas F. Lennon, as Receiver for Capital
                                    Consultants, LLC, on behalf of Non Opt-Out,
                                    Unrepresented CCL Clients as listed on
                                    Exhibit C pursuant to the Order Authorizing
                                    Receiver's Participation in Mediation of
                                    Related Litigation entered on January 21,
                                    2001 in the cases of SECURITIES AND EXCHANGE
                                    COMMISSION V. CAPITAL CONSULTANTS, LLC, ET.
                                    AL. (Case No. 00-1290-KI) and ELAINE L.
                                    CHAO, SECRETARY OF DEPARTMENT OF LABOR V.
                                    CAPITAL CONSULTANTS, LLC, ET. AL. (Case No.
                                    00-1291-KI) pending in the United States
                                    District Court, District of Oregon



AMERICAN FUNERAL & CEMETERY TRUST
SERVICES PREFERRED ENDOWMENT
CARE-OREGON/ WASHINGTON


By: ______________________________
      Robert Baird
      President
      Date: _______________

AMERICAN FUNERAL & CEMETERY TRUST
SERVICES PREFERRED ENDOWMENT
CARE-CALIFORNIA


By: ______________________________
      Robert Baird
      President
      Date: _______________

ARNTSON FAMILY HOLDINGS, LLC


By: ______________________________
      Morry Arntson
      Its:
      Date: _______________


DAVOL FAMILY TRUSTS A AND B


By: ______________________________
      Ann Hazen Francis
      Trustee
      Date: _______________


DONALD E. TYKESON FOUNDATION


By: ______________________________
      Donald E. Tykeson
      Its:
      Date: _______________


DONALD E. TYKESON TRUST


By: ______________________________
      Donald E. Tykeson
      Trustee
      Date: _______________


ESTATE OF BENNIE KAY MUSGROVE


By: ______________________________
      Wayne Musgrove
      Personal Representative
      Date: _______________

FREMONT LAND COMPANY, LLC


By: ______________________________
      James Flynn
      Manager
      Date: _______________


FUNERAL ASSOCIATES, LLC


By: ______________________________
      Stan Morris
      Its:_____________________
      Date: _______________


ROBERT B. GUTTERMAN TRUST


By: ______________________________
      Robert B. Gutterman
      Trustee
      Date: _______________


G.S. GUTTERMAN, M.D., TRUSTEE OF THE
GSG, MD, PC, PROFIT-SHARING PLAN


By: ______________________________
      Gary S. Gutterman, M.D
      Trustee
      Date: _______________


S.M. GUTTERMAN, MA, JD, PROFIT-SHARING
PLAN


By: ______________________________
      Sheila M. Gutterman
      Its:_____________________
      Date: _______________

IBEW LOCAL UNION 1245


By: ______________________________
      Richard K. Grosboll
      Legal Counsel
      Date: _______________


INTERTRIBAL TIMBER COUNCIL


By: ______________________________
      C. Larry Blythe
      Treasurer
      Date: _______________


JELD-WEN FOUNDATION


By: ______________________________
      R.C. Wendt
      Its:
      Date: _______________


JENNIFER LEE COUGHLIN TRUST


By: ______________________________
      J. David Coughlin
      Trustee
      Date: _______________


LABORERS INTERNATIONAL UNION OF NORTH
AMERICA LOCAL 296


By: ______________________________
      Ron Gedenberg
      President
      Date: _______________

BRIX DeARMOND, L.L.C.


By: ______________________________
      Peter J. Brix
      Its:_____________________
      Date: _______________


P.J. BRIX, L.L.C.


By: ______________________________
      Peter J. Brix
      Its:_____________________
      Date: _______________


QUALITY ELECTRIC, INC.


By: ______________________________
      Jay A. Hintze
      Its:_____________________
      Date: _______________


QUALITY ELECTRIC MONEY
PURCHASE PLAN


By: ______________________________
      Paula J. King
      Its:_____________________
      Date: _______________


ROBERT J. WILHELM TRUST DTD
9/27/89


By: ______________________________
      Robert J. Wilhelm
      Trustee
      Date: _______________

THE POORMAN FAMILY, LLC


By: ______________________________
      Kenneth R. Poorman
      Its: ____________________
      Date: _______________


VIRGINIA B. MUDD REVOCABLE TRUST


By: ______________________________
      Virginia B. Mudd
      Trustee
      Date: _______________


WAUD'S FUNERAL HOME DEFINED BENEFIT PLAN


By: ______________________________
      Thomas A. Waud
      Its: ____________________
      Date: _______________


ALLEN AND ESTHER WILSON REVOCABLE TRUST
10/3/91


By: ______________________________
      Kenneth R. Poorman
      Trustee
      Date: _______________




__________________________________
Carolyn L. Arntson
Date: _____________________

__________________________________
Mary Arntson
Date: _____________________



__________________________________
Jerry L. Baker
Date: _____________________



__________________________________
Mary Beth Baker
Date: _____________________



__________________________________
Karen Lynn Benson
Date: _____________________



__________________________________
John R. Chaney
Date: _____________________



__________________________________
J. David Coughlin
Date: _____________________



__________________________________
Robert D. Dutcher
Date: _____________________

__________________________________
Marlene H. Dutcher
Date: _____________________



__________________________________
Noel B. Flynn
Date: _____________________



__________________________________
Joseph L. Gabriel
Date: _____________________



__________________________________
Nancy M. Gabriel
Date: _____________________



__________________________________
Gary S. Gutterman, M.D.
Date: _____________________



__________________________________
Sheila M. Gutterman
Date: _____________________

__________________________________
Jay A. Hintze
Date: _____________________



__________________________________
Kenneth E. Holtz
Date: _____________________



__________________________________
Rosella G. Holtz
Date: _____________________



__________________________________
Shelley J. King
Date: _____________________



__________________________________
Paula J. King
Date: _____________________



__________________________________
Roderick A. Livesay
Date: _____________________



__________________________________
Victoria K. Mudd
Date: _____________________

__________________________________
Elizabeth McNally
Date: _____________________



__________________________________
Patricia J. Murphy
Date: _____________________



__________________________________
James Murphy
Date: _____________________



__________________________________
Betty Norrie
Date: _____________________



__________________________________
Wayne Musgrove
Date: _____________________



__________________________________
Kenneth R. Poorman
Date: _____________________

__________________________________
Scott Thomason
Date: _____________________



__________________________________
Boyd Van Ness
Date: _____________________



__________________________________
Martin R. Wolf
Date: _____________________



__________________________________
Deborah B. Wolf
Date: _____________________



__________________________________
Leslie R. Wolf
Date: _____________________



__________________________________
Janice Wolf
Date: _____________________

LIST OF EXHIBITS

      A    -  List of Claimant Trusts
      B    -  List of Non-ERISA Claimants
      C    -  Parties Represented by Receiver under Court Order
      D    -  List of Certain Insurers and Policies
      E    -  List of Claimant Signatories
      F    -  List of Other Defendants
      G    -  List of Released Parties Signatories
      H    -  CCL Computer Print-Out re: Collateralized Note Program
              Participants
      I    -  Form of Release with Non-Settling Parties J - Form of Trust
              Agreement
      K    -  List of Released Parties' Representatives
      K-1  -  List of Released Parties Authorized to Exercise Certain Elections
              and Rights
      L    -  Form of Purchase Agreement
      M    -  List of Non-Settling CCL Clients
      N    -  List of Class Actions N-1 - Form of Notices to Class Actions
      N-2  -  Form of Language Insert to Order Approving Settlements with Class
              Actions
      O    -  Form of Distributee Agreement
      P    -  List of Claimants' Representatives